Exhibit 10.1

LIMITED LIABILITY COMPANY AGREEMENT

of

NISSAN-INFINITI LT LLC,

a Delaware limited liability company

dated as of April 1, 2021

between

NILT LLC,

as Member,

NISSAN MOTOR ACCEPTANCE COMPANY LLC,

as Administrator,

and

U.S. BANK NATIONAL ASSOCIATION,

as Titling Company Registrar

i

TABLE OF CONTENTS

(Continued)

TABLE OF CONTENTS

(Continued)

SCHEDULES

Schedule 1	Definitions

EXHIBITS

Exhibit A	Form of Series Supplement

Exhibit B	Form of Series Certificate

Exhibit C	Form of Notice of Registered Pledge

SCHEDULES

Schedule A	Initial Authorized Officers of the Company

LIMITED LIABILITY COMPANY AGREEMENT of NISSAN-INFINITI LT LLC (the “Company”), dated and effective as of April 1, 2021 (as amended from time to time, this “Agreement”) between NILT LLC, a Delaware limited liability company (“NILT”), as sole member (in such capacity, the “Member”), NISSAN MOTOR ACCEPTANCE COMPANY LLC, a Delaware limited liability company (“NMAC”), as manager (in such capacity, the “Administrator”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), as titling company registrar (in such capacity, the “Titling Company Registrar”). Kevin P. Burns joins in this Agreement as the Independent Manager.

BACKGROUND

WHEREAS, NILT Trust (the predecessor, in interest to NILT LLC) as grantor and UTI beneficiary, NMAC, as servicer, NILT, Inc., as trustee (the “Trustee”), Wilmington Trust Company, as Delaware trustee, and U.S. Bank, as trust agent (the “Trust Agent”), have entered into the Amended and Restated Trust and Servicing Agreement, dated as of August 26, 1998 (the “Origination Trust Agreement”), pursuant to which Nissan-Infiniti LT, a Delaware statutory trust (the “Titling Trust”), was created to, among other things, take assignments and conveyances of and hold in trust various assets (the “Trust Assets”);

WHEREAS, the Titling Trust was comprised of an undivided trust interest (the “Trust UTI”) and one or more special units of beneficial interest (each, a “Trust SUBI”), each of which was established pursuant to a supplement to the Origination Trust Agreement (each a “SUBI Supplement”), each of which constituted a separate series of the Titling Trust under Delaware law, and each of which had allocated to it certain specified Trust Assets;

WHEREAS, this Agreement is made and entered into for the purpose of continuing the business of the Titling Trust as a Delaware limited liability company in accordance with the provisions hereinafter set forth and applicable law;

WHEREAS, NILT Trust, as the Grantor and Beneficiary of the Titling Trust, and U.S. Bank National Association, as the parent entity of NILT, Inc., entered into a Stock Purchase Agreement, dated as of March 31, 2021, pursuant to which U.S. Bank sold all of its right, title and interest to 100% of the equity interests in NILT, Inc. to NILT Trust, and simultaneously with the Conversion (as defined below), pursuant to an Agreement of Merger, dated as of March 31, 2021, NILT, Inc. was merged with and into the Titling Trust.

WHEREAS, on the date hereof, the Titling Trust was converted (the “Conversion”) into the Company pursuant to the Delaware Statutory Trust Act and Section 18-214 of the Act (and other relevant provisions of the Act) by filing of the Certificate of Conversion and a Certificate of Formation of the Company with the office of the Secretary of State of the State of Delaware;

WHEREAS, effective as of the date of the Conversion, (i) the Trust UTI shall be deemed to be converted into the Unallocated Assets Series, which shall own or have allocated to and associated with it the Unallocated Assets (as defined below), and (ii) each outstanding Trust SUBI shall be deemed to be converted into the corresponding Series (as defined below) of the Company, which shall own or have allocated to and associated with it the corresponding Series Assets;

WHEREAS, for all purposes of the State of Delaware, the Company constitutes a continuation of the existence of the Titling Trust in the form of a Delaware limited liability company.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

USAGE AND DEFINITIONS

Section 1.1 General Definitions. Whenever used in this Agreement, unless the context otherwise requires, capitalized terms shall have the meanings ascribed thereto in Schedule I.

Section 1.2 Interpretation. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Agreement include, as appropriate, all genders and the plural as well as the singular, (ii) references to this Agreement include all Exhibits and Schedules hereto, (iii) references to words such as “herein”, “hereof” and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section herein, (iv) references to an Article or Section such as “Article One” or “Section 1.01” shall refer to the applicable Article or Section of this Agreement, (v) the term “include” and all variations thereof shall mean “include without limitation”, (vi) the term “or” shall include “and/or”, (vii) the term “proceeds” shall have the meaning ascribed to such term in the UCC, (viii) in the computation of a period of time from a specified date to a later specified date, the word “from” shall mean “from and including” and the words “to” and “until” shall mean “to but excluding,” and (ix) references to assets of the Company generally or any Series include assets allocated to and associated with the Company generally or such Series, respectively, and references to assets allocated to and associated with the Company generally or any Series include assets of the Company generally or such Series, respectively. Notwithstanding any provision herein to the contrary, all references in this Agreement to (A) Nissan Motor Acceptance Company LLC, a Delaware limited liability company, shall be deemed to refer to (i) Nissan Motor Acceptance Corporation, a California corporation, for all periods of time prior to the conversion (the “First California Conversion”) of Nissan Motor Acceptance Corporation, a California corporation, to Nissan Motor Acceptance Company LLC, a California limited liability company, or (ii) Nissan Motor Acceptance Company LLC, a California limited liability company, for all periods of time from the effective time of the First California Conversion to the effective time of the conversion of Nissan Motor Acceptance Company LLC, a California limited liability company, to Nissan Motor Acceptance Company LLC, a Delaware limited liability company, and (B) NILT LLC shall be deemed to refer to NILT Trust, a Delaware statutory trust, for all periods of time prior to the conversion of NILT Trust, a Delaware statutory trust, to NILT LLC, a Delaware limited liability company.

ARTICLE II

ORGANIZATION

Section 2.1 Formation, Name, Location of Office.

(a) Effective as of the time of the Conversion, (i) the Certificate of Trust of the Titling Trust, the Origination Trust Agreement and each SUBI Supplement, each as in effect immediately prior to the Conversion, are replaced and superseded in their entirety by the Certificate of Formation, this Agreement and the corresponding Series Supplement, respectively, in respect of all periods beginning on or after the Conversion, (ii) the Trust UTI issued and outstanding immediately prior to the Conversion is hereby converted to the Unallocated Assets Series, and all assets belonging to or allocated to the Trust UTI are hereby allocated to and associated with the Unallocated Assets Series, (iii) each Trust SUBI issued and outstanding immediately prior to the Conversion is hereby converted to the corresponding Series, and all assets belonging to or allocated to such Trust SUBI are hereby allocated to and associated with such Series, (iv) NILT, as holder of the Trust UTI, is hereby automatically admitted as a member of the Company generally and associated with the Unallocated Assets Series, owning 100% of the limited liability company interests in the Company generally and of the Unallocated Assets Series, (v) the holder(s) of each Trust SUBI are hereby automatically designated as Holders of the corresponding Series, owning 100% of such Series, (v) the business of the Titling Trust is continued without dissolution in the form of a Delaware limited liability company governed by this Agreement and each Series Supplement, and (vi) the Company shall constitute a continuation of the existence of the Titling Trust in the form of a Delaware limited liability company and, for all purposes of the laws of the State of Delaware, the Company shall be deemed to be the same entity as the Titling Trust.

(b) The principal office of the Company is One Nissan Way, Franklin, Tennessee 37067 or such other place or places as the Administrator may designate.

(c) Pursuant to Section 18-215 of the Act and the terms of this Agreement, the Company will issue one or more designated series of limited liability company interests having the rights and preferences set forth in this Agreement and any applicable Series Supplement.

(d) Pursuant to Section 18-215(b) of the Act (i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series will be enforceable against the assets of such Series only, and not against the assets of the Company generally or the assets of any other Series and (ii) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Company generally or any other Series thereof will be enforceable against the assets of such Series. The records maintained for each Series shall account for the assets allocated to and associated with such Series separately from the other assets of the Company generally, or any other Series, and assets allocated to and associated with a Series may be held, directly or indirectly, including in the name of such Series, in the name of the Company, through a nominee or otherwise. Records maintained for a Series that reasonably identify the assets allocated to and associated with such Series, including by specific listing, category, type, quantity, computational or allocational formula or procedure (including a percentage or share of any asset or assets) or by any other method where the identity of such assets is objectively determinable, will be deemed to account for the assets allocated to and associated with such Series separately from the other assets of the Company or any other Series. The Administrator and the Company shall not commingle the assets of one Series with the assets of any other Series or the assets, if any, of the Company generally.

(e) Tim Hauck is hereby designated as an “authorized person” within the meaning of the Act, and in such capacity has executed, delivered and filed the Certificate of Formation of the Company with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, such person’s powers as an “authorized person” ceased, and the Member thereupon became the designated “authorized person” and shall continue as the designated “authorized person” within the meaning of the Act. The Member will execute or cause to be executed all other instruments, certificates, notices and documents, and will do or cause to be done all such filing, recording, publishing and other acts, in each case as may be necessary or appropriate to comply with all requirements for the formation and/or operation and, when appropriate, termination of a limited liability company (or any series thereof) in the State of Delaware and all other jurisdictions where the Company (on its own behalf or on behalf of or with respect to any Series) or any Series desires to conduct any activities.

Section 2.2 Registered Office in Delaware. The registered office of the Company in the State of Delaware is located at 251 Little Falls Drive, Wilmington, Delaware 19808.

Section 2.3 Registered Agent. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware is Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808.

Section 2.4 Purposes and Powers. The nature of the activities or purpose to be conducted or promoted by the Company (on its own behalf and on behalf of or with respect to each Series) and each Series is to engage exclusively in the following activities, in each case in accordance with the terms of this Agreement, the Act, and any applicable Series Supplement:

(a) originating and holding title to Leases, Leased Vehicles and other Titling Company Assets for the benefit of the Holders of the related Certificates, all in accordance with terms of this Agreement, the Series Supplements and the Servicing Agreements;

(b) at the direction of the Member, issuing Certificates representing a separate Series Interest in accordance with the terms of this Agreement and the related Series Supplement;

(c) entering into and performing its obligations under Permitted Agreements to which the Company (on its own behalf or on behalf of or with respect to any Series) or any Series is to be a party;

(d) assigning or otherwise transferring title to Leases, Leased Vehicles and Titling Company Assets to, or to the order or at the direction of, the related Holders;

(e) borrowing (directly or indirectly) on a revolving basis or otherwise from NMAC, the Holder of any Series or any Servicer to finance the origination of Leases and related Leased Vehicles, in each case subject to Section 2.1(d);

(f) taking any other action in connection with the qualification, licensing or authorization of the Company (on its own behalf or on behalf of or with respect to any Series) or any Series to engage in activities in any jurisdiction;

(g) engaging in such other activities as may be necessary, convenient or advisable in connection with titling, retitling and holding title to Leased Vehicles and other Titling Company Assets, the management of the Titling Company Assets and the making of distributions to the Holders; and

(h) engaging in any activity and exercising any powers permitted to limited liability companies under the laws of the State of Delaware that are related or incidental to the foregoing and necessary, convenient or advisable to accomplish the foregoing.

Section 2.5 Banking Activities. Without limiting the generality of Section 2.4, each of the Member and the Administrator is authorized to act on behalf of the Company (on its own behalf and on behalf of or with respect to each Series) and each Series and in the name of the Company (on its own behalf and on behalf of or with respect to each Series) or any Series, as the case may be:

(a) to establish bank accounts on behalf of and in the name of the Company (on its own behalf or on behalf of or with respect to each Series) (each, a “Company Account”);

(b) to sign checks, drafts, instruments, bills of exchange, acceptances and/or other orders for the payment of money from any Company Account;

(c) to endorse checks, instruments, evidences of indebtedness, and orders payable, owned or held by the Company (on its own behalf or on behalf of or with respect to each Series) or such Series;

(d) to accept drafts, acceptances, instruments and/or other evidences of indebtedness payable at or through the bank at which any Company Account is maintained (each, a “Bank”);

(e) to waive presentment, demand, protest and notice of protest or dishonor of any check(s), instrument(s), draft(s), acceptance(s), or other evidences of indebtedness made, drawn or endorsed by the Company (on its own behalf or on behalf of or with respect to each Series) or such Series;

(f) otherwise to deal with each Bank in connection with the foregoing activities on behalf of the Company (on its own behalf or on behalf of or with respect to each Series) or such Series;

(g) to enter into one or more agreements with the Bank, which will be deemed to govern the Company Accounts established at such Bank;

(h) to authorize the purchase, on behalf of the Company (on its own behalf or on behalf of or with respect to each Series) or such Series, short-term investments (e.g., certificates of deposit, money market funds and commercial paper) from each Bank;

(i) to obtain, on behalf of the Company (on its own behalf or on behalf of or with respect to each Series) or such Series, other related services from any Bank, such as the rental of safe deposit boxes from such Bank, obtaining of night depository services, routine cash management services, and the like, which will be governed by night depository agreement(s), safe deposit box lease agreement, and any other such agreement(s) contained on the application or signature cards pertaining to any such services offered to the Company (on its own behalf or on behalf of or with respect to each Series) or such Series by such Bank, as amended from time to time;

(j) to sign and execute signature cards, applications and forms as any Bank will deem appropriate, from time to time, in connection with the opening and maintaining of Company Accounts at such Bank and/or obtaining any of the aforementioned additional related services; and

(k) to execute applications for the issuance of any savings instrument in the name of the Company (on its own behalf or on behalf of or with respect to each Series) or such Series.

Section 2.6 Tax Reporting and Characterization.

(a) To the fullest extent permitted by law, the Member and the Holder of each Series agree that solely for U.S. federal, state and local income and franchise tax purposes it will either treat its interest in the related Series Interest as a direct ownership interest in the related Series Assets or treat the applicable Series as a separate entity under the principles of Treas. Reg. § 301.7701-3 and Treas. Reg. § 301.7701-4 (that is also a separate from any other Series). Under the latter treatment, if an applicable Series has more than one owner for U.S. federal income tax purposes, the Series shall be intended to qualify as a partnership for such tax purposes that has elected out of partnership status under section 761 of the Code (and analogous state tax law).

(b) None of the Holders, the Registered Pledgees or the other parties to or bound by this Agreement will elect or permit an election to be made to treat the Company or any Series as an association taxable as a corporation for U.S. federal income tax purposes pursuant to Treas. Reg. § 301.7701-3. Each party agrees that it will not take any action (including filing any tax return) that is inconsistent with this Section 2.6 unless required to do so by the relevant tax authority.

Section 2.7 Execution of Documents. The Member represents and warrants to the Company, the Titling Company Registrar and each Holder (and their successors and assigns) that (a) it is authorized and empowered to execute and deliver, on behalf of the Company (on its own behalf and on behalf of or with respect to each Series), as attorney-in-fact or otherwise, any and all documents, agreements and other instruments, including any registration statement to be filed with the Securities and Exchange Commission or otherwise, on behalf of the Company (on its own behalf and on behalf of or with respect to each Series) and (b) it is authorized and empowered to prepare for filing in connection with such registration statement, balance sheets, income statements and any other financial statements for the Company (on its own behalf and on behalf of or with respect to each Series).

Section 2.8 Conduct of Operations.

(a) This Section 2.8 is being adopted to comply with certain provisions required in order to qualify the Company as a “special purpose entity”.

(b) Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Company, any Series, the Member, the Administrator, any Officer, any Holder or any other Person, so long as any Undertaking is outstanding, none of the Member, the Administrator, any Officer, any Holder or any other Person shall be authorized or empowered on behalf of the Company or any Series to, nor shall they permit the Company or any Series to, and the Company and each Series shall not, without the prior unanimous written consent of the Administrator and all Independent Managers, take any Material Action, provided, however, that so long as any Undertaking is outstanding the Administrator may not vote on, or authorize the taking of, any Material Action, unless there is at least one Independent Manager then serving in such capacity and all such Independent Managers have consented to such action.

(c) Notwithstanding any other provision of this Agreement and any provision of applicable law that otherwise so empowers the Company (on its own behalf or on behalf of or with respect to any Series) or any Series, neither the Company nor any Series may, without unanimous consent of the Administrator and all Independent Managers, do any of the following so long as any Undertaking is outstanding:

(i) guarantee or become obligated for the debts of any other Person, including any Affiliate;

(ii) create, incur or assume any indebtedness or any transactions entered into in connection therewith, in each case except in accordance with this Agreement, any Permitted Agreements and any Permitted Transactions;

(iii) engage, directly or indirectly, in any business other than the actions required or permitted to be performed under this Agreement, any Permitted Agreement and any Permitted Transactions;

(iv) make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate other than in connection with Permitted Transactions; provided, however, that the Company (on its own behalf or on behalf of or with respect to any Series) and each Series will not be prohibited under this clause (iv) from causing a distribution of cash to the Member or to any Holder;

(v) enter into any transaction of merger, conversion or consolidation with or into any other entity, or convey its properties and assets substantially as an entirety to any entity, other than with respect to a Permitted Transaction, unless (A) the entity (if other than the Company) formed as a result of or surviving such consolidation or merger, or which acquires the properties and assets of the Company is (i) organized and existing under the laws of a state of the United States, (ii) expressly assumes in writing all of the Company’s obligations under the Titling Company Documents and (iii) is governed under a charter document containing provisions similar in all material respects to Section 2.4 and this Section 2.8; (B) such merger, conversion, consolidation or sale of assets will not conflict with this Agreement; and (C) immediately after giving effect to such merger, consolidation or sale of assets, no default or event of default by or relating to the Company will have occurred and be continuing under any material agreement to which the Company is a party, including any agreement or other document pursuant to which any Security has been issued;

(vi) become party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, with the exception of any Certificate, any Notice of Registered Pledge or any other any documents relating to a Permitted Transaction; and

(vii) amend, modify, alter, change or repeal any provision of Section 2.4 or this Section 2.8.

(d) The Company will at all times:

(i) maintain its existence as a limited liability company and remain in good standing under the laws of the State of Delaware;

(ii) observe all limited liability company procedures required by this Agreement and such others, if any, as may be from time to time required by the Act;

(iii) ensure that (x) the activities and affairs of the Company are at all times managed by or under the direction of the Administrator, (y) the Administrator has duly authorized all actions requiring such authorization and (z) when required by applicable law or by this Agreement, the Company has obtained the proper authorization for action from the Member, and, where applicable, each Independent Manager;

(iv) maintain or cause to be maintained the Company’s books, financial statements, accounting records and other limited liability company documents and records separate from those of the Member, any Affiliate of the Member or any other Person;

(v) not commingle the Titling Company Assets with those of the Member or any Affiliate of the Member (other than in connection with the Permitted Transactions (but only to the extent permitted by the related Permitted Agreements) or in connection with the performance by NMAC (or any Affiliate of NMAC) of its obligations as Servicer or as custodian with respect to any Series Interest to the extent permitted by the applicable Servicing Agreement or custody agreement);

(vi) not hold itself out as being liable for the debts of any other Person;

(vii) maintain its bank accounts and books of account separate from those of its Affiliates, the Holders, the Member or any of the Member’s Affiliates or any other Person; and ensure that its funds and other assets will at all times be readily distinguishable from the funds and other assets of its Affiliates, the Holders, the Member and any of the Member’s Affiliates or any other Person (other than in connection with the performance of any Servicer or custodian of its obligations with respect to any Series Interest to the extent permitted by the applicable Servicing Agreement or custody agreement);

(viii) act solely in its own name and through its own agents so as not to mislead others as to its identity or the identity of any Affiliate and correct any known misunderstanding regarding its separate identity, and conduct all oral and written communications of the Company, including letters, invoices, contracts, statements and applications solely in the name of the Company;

(ix) separately manage its liabilities from those of the Member or any Affiliate thereof and, except as expressly provided herein, pay its own liabilities, including all administrative expenses, from its own separate assets, except that (A) the Member, the Administrator, any Holder, any Servicer or any Affiliate of any of them may pay certain of the organizational costs of the Company, and the Company will reimburse the Member, the Administrator, such Holder, such Servicer or such Affiliate, as the case may be, for its allocable portion of shared expenses paid by such Person, and (B) the Member, the Administrator, any Holder, any Servicer or any Affiliate of any of them may pay reasonable fees and expenses and provide customary indemnification to parties as provided in this Agreement, any Servicing Agreement or any other agreement entered into in connection with the issuance of Securities;

(x) at all times maintain an arm’s length relationship with any Affiliates;

(xi) take such actions as are necessary to ensure that no Independent Manager may at any time serve as a trustee in bankruptcy for the Company or any of its Affiliates;

(xii) not issue, or permit the issuance of, any Security or enter into, or permit to be entered into, any Undertaking, unless such Security or Undertaking contains the provisions described in Section 4.1(f), (g) and (h);

(xiii) have a sufficient number of Authorized Officers and other authorized agents to manage its operations;

(xiv) not form, acquire or hold any subsidiary; and

(xv) maintain adequate capital in light of its contemplated operations.

(e) The Company will abide by all limited liability company formalities, including the maintenance of current minute books, and the Company will prepare financial statements in a manner that indicates the separate existence of the Company and its (and each Series’) assets and liabilities. To the extent permitted by law, until one year and one day after all Securities are paid in full, the Administrator and each Independent Manager will make decisions with respect to the activities and operations of the Company independent of, and not dictated by, the Member or any Affiliate thereof (without limiting the right of the Member to exercise its rights in such capacity under this Agreement and under the Act).

(f) Notwithstanding any provision in this Agreement to the contrary, the Member in its own capacity (i) may pay fees and expenses of and indemnify trustees relating to the issuance of any Securities and (ii) may indemnify any underwriter, placement agent, initial purchaser for resale or other Person performing similar functions in connection with the issuance of any Securities.

(g) The Company (on its own behalf and on behalf of or with respect to each Series) and each Series is hereby authorized to execute, deliver and perform, and the Administrator or any Authorized Officer is hereby authorized to execute and deliver on behalf of the Company (on its own behalf and on behalf of or with respect to each Series) and each Series, any Titling Company Documents, Dealer Agreements, Permitted Agreements and all other documents, agreements, certificates, or financing statements relating to the Permitted Transactions, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement (including, without limitation, any other provision of this Section 2.8), any Series Supplement, the Act or applicable law. The foregoing authorization is not a restriction on the powers of the Administrator or any Authorized Officer to enter into other agreements on behalf of the Company (on its own behalf and on behalf of or with respect to each Series) and/or any Series.

Section 2.9 No State Law Partnership. Except as expressly contemplated by Section 2.6(a), the Holders intend that each Series will not be a partnership (including a general partnership or a limited partnership) or joint venture, and that neither any Holder nor the Administrator will be a partner of or joint venturer with any Holder with respect to the activities of the related Series for any purposes, and this Agreement will not be construed to suggest otherwise.

Section 2.10 Liability to Third Parties. Except as otherwise expressly provided by the Act or in this Agreement (including Section 10.1), none of the Member, the Administrator, the Titling Company Registrar, any Holder, any Independent Manager or any officer or Affiliate of any such Person (other than the Company or a Series), will be liable for the debts, obligations or liabilities of the Company or any Series (whether arising in contract, tort or otherwise), including, under a judgment, decree or order of a court, solely by reason of being the Member, the Administrator, the Titling Company Registrar, a Holder, an Independent Manager or an officer or Affiliate of any such Person.

Section 2.11 No Personal Liability of any Holder, Independent Manager, Officer, etc.

(a) To the fullest extent permitted by applicable law, none of the Member, the Administrator, the Titling Company Registrar, any Holder, or any officer, director, employee, or trustee of any of the foregoing, or, except as provided in Section 3.18(j), any Independent Manager or officer of the Company or any Series, will be subject in such capacity to any personal liability whatsoever to any Person bound by this Agreement in connection with the assets or the affairs of the Company or any Series, except for its intentional misconduct, gross negligence or knowing violation of law; and, subject to the provisions of Article X and any provision for indemnification set forth in the related Servicing Agreement, all such Persons will look solely to the assets of the Company or applicable Series for satisfaction of claims of any nature arising in connection with the affairs of the Company or such Series. However, such protection from personal liability will apply to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended.

Section 2.12 Limited Liability and Bankruptcy Remoteness. Without limiting the generality of Section 2.8, the Company will be operated in such a manner as the Administrator and the officers of the Company deem reasonable and necessary or appropriate to preserve (a) the limited liability of the Holders and the Member and their respective Affiliates, (b) the separateness of the Company from the respective businesses of the Holders and the Member and their respective Affiliates and (c) until the expiration of the period of one year and one day after the payment in full of all Securities, the bankruptcy-remote status of the Company.

Section 2.13 Term. Unless dissolved or terminated, as applicable, in accordance with this Agreement, any applicable Series Supplement and the Act, the Company and each Series will have a perpetual existence.

ARTICLE III

MANAGEMENT OF THE COMPANY AND EACH SERIES;

INDEPENDENT MANAGERS; OFFICERS

Section 3.1 General Management of the Company. Subject to Sections 2.8, 3.3 and 3.5, activities, properties and affairs of the Company (on its own behalf and on behalf of or with respect to any Series) and each Series will be managed by the Administrator appointed in accordance with Article VII. Without limiting the generality of the foregoing, the Administrator will have the power to appoint officers of the Company and each Series, to appoint and direct agents, to grant general or limited authority to officers, employees and agents of the Company and each Series, and to make, execute and deliver contracts and other instruments and documents in the name and on behalf of the Company (on its own behalf and on behalf of or with respect to each Series) and each Series, subject to and in accordance with this Agreement.

Section 3.2 Appointment and Term. The Member will be entitled to appoint the Administrator. The Administrator will serve until its successor is appointed by the Member or until its earlier resignation or removal. The Administrator will constitute a “manager” within the meaning of Section 18-101(12) of the Act.

Section 3.3 Independent Managers.

(a) The Person identified on Schedule A is designated as the initial Independent Manager of the Company.

(b) The Member shall cause the Company to at all times have at least one Independent Manager who will be appointed by the Member. In the event of a vacancy in the position of Independent Manager, the Member shall, as soon as practicable, appoint a successor Independent Manager. No resignation or removal of an Independent Manager, and no appointment of a successor Independent Manager, shall be effective until such successor shall have executed a counterpart to this Agreement. The Independent Manager is a “manager” within the meaning of the Act, provided that all right, power and authority of the Independent Manager shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement and the Independent Manager shall otherwise have no authority to bind the Company or any Series. No action requiring the unanimous affirmative vote or written consent of the Independent Managers may be taken unless the Independent Managers approve such action. When voting on matters subject to the vote of the Independent Managers, including those matters specified in Section 3.3(c), notwithstanding that the Company is not then insolvent, each Independent Manager, will, to the fullest extent permitted by law, owe its fiduciary duties to the Company and will take into account the interests of the Company (including its creditors (including the Registered Pledgees), the Member and the Holders).

(c) Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Company, the Member, the Holders, the Administrator or any Person on behalf of the Company, none of the Company, the Member, the Holders, the Administrator or any other Person on    behalf of the Company shall, without the unanimous consent of the Independent Managers, do any of the following while any Security is outstanding unless the Rating Agency Condition is satisfied in connection therewith:

(i) amend Section 2.4 to permit the Company to engage in any activity other than those set forth in Section 2.4 prior to any such amendment;

(ii) engage in any activity other than those set forth in Section 2.4 or Section 2.8(g);

(iii) amend this Section 3.3(c) or any of Section 2.1(c), Section 2.10, Section 2.8, Section 2.11, Section 2.12, Section 2.13, Section 3.3(b), Section 3.5, Article VIII, Section 11.9 or Section 11.10 or any of the defined terms used directly or indirectly in any such Section or Article;

(iv) create, incur or assume any indebtedness, other than pursuant to any transactions entered into in connection with a Permitted Transaction, in each case in accordance with this Agreement, or become or remain liable, directly or contingently, in connection with any indebtedness or other liability of the Member or any of its Affiliates or, except in connection with the Permitted Transactions, any other Person, whether by assumption, guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase, agreement to supply or advance funds, or otherwise;

(v) to the fullest extent permitted by law, dissolve or liquidate, in whole or in part, consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any other Person; or

(vi) amend this Agreement or take action, in each case in furtherance of any action described in clauses (i) through (v) above.

Section 3.4 Power to Bind Company. Notwithstanding the last sentence of Section 18-402 of the Act, only the Authorized Officers, the Administrator and the Titling Company Registrar (acting in their respective capacities as such) have the authority to bind, or cause to be bound, the Company (on its own behalf or on behalf of or with respect to any Series) or any Series to any third party with respect to any matter.

Section 3.5 Restrictions on the Power of the Administrator. The Administrator shall have no authority to:

(a) cause the Company to do any acts in violation of or in breach of any agreement entered into by the Company;

(b) take any action in contravention of the Act, the Certificate of Formation or this Agreement;

(c) take any action that would make it impossible to carry on the ordinary activities of the Company;

(d) knowingly perform any act that would subject the Member or any Holder to loss of limited liability in any jurisdiction; or

(e) except as permitted under Section 9.1, take any action to amend or modify the Certificate of Formation or this Agreement.

Section 3.6 Duties and Obligations of the Administrator.

(a) Except with respect to an action taken in accordance with Section 3.3(c)(v), as long as any Securities are outstanding, the Administrator will take all action that may be necessary or appropriate for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Delaware (and each other jurisdiction in which such existence is necessary to protect the limited liability of the Member, the Holders or any Registered Pledgees or to enable the Company (on its own behalf or on behalf of or with respect to any Series) to engage in the activities in which it is engaged).

(b) The Administrator will devote to the Company’s activities such time as is reasonably necessary to conduct the Company’s activities in an appropriate manner.

(c) The Administrator will, in the conduct of the Company’s activities and business, put all Persons with whom the Company deals on notice that the Member, the Holders and the Registered Pledgees are not liable for the Company’s obligations and all agreements to which the Company is a party will include a statement to the effect that the Company is a limited liability company formed under the Act. However, the failure to include such a statement in an agreement to which the Company (on its own behalf or on behalf of or with respect to a Series) or a Series is a party will not affect the Company’s or such Series’ power and authority or authorization to enter into such agreement.

(d) The Administrator will prepare or cause to be prepared and will file or cause to be filed on or before the due date (or any extension thereof) any federal, state or local tax returns required to be filed by the Company or any Series. The Administrator will cause the Company or Series to pay any taxes payable by the Company or such Series, as applicable. However, the Administrator will not be required to cause the Company or a Series to pay any tax so long as the Company or such Series is contesting in good faith and by appropriate legal proceedings the validity, applicability or amount of such tax and such contest does not materially endanger any right or interest of the Company, any Holder or such Series.

(e) The Administrator will, from time to time, submit, or cause to be submitted, to any appropriate state securities administrator all documents, papers, statistics and reports required to be filed with or submitted to such state securities administrator.

(f) The Administrator will cause the Company to be qualified to engage in investment activities in connection with Permitted Transactions, or be registered under any applicable assumed or fictitious name statute or similar law in any state in which the Company (on its own behalf or on behalf of any Series) then makes investments or transacts business, if such qualification or registration is necessary or desirable in order to protect the limited liability of the Member or to permit the Company (on its own behalf or on behalf of any Series) lawfully to own or make investments or transact business.

Section 3.7 Resignation. Any Independent Manager may resign at any time upon notice of resignation to the Member. If there is no Independent Manager after such resignation, the Member will promptly appoint another Independent Manager and, until a successor Independent Manager has accepted its appointment as an Independent Manager, no action requiring the unanimous vote or unanimous consent of the Independent Managers may be taken. Any resignation will be effective immediately unless a date certain is specified for it to take effect, in which event it will be effective upon such date, and acceptance of any resignation will not be necessary to make it effective, irrespective of whether the resignation is tendered subject to such acceptance.

Section 3.8 Removal of Independent Manager. The Member may remove any Independent Manager, either for or without cause. If there is no Independent Manager after such removal, the Member will promptly appoint another Independent Manager and, until a successor Independent Manager has accepted its appointment as an Independent Manager, no action requiring the unanimous vote or unanimous consent of the Independent Managers may be taken.

Section 3.9 Filling of Vacancies. In the case of any increase in the number of Independent Managers, the Member will appoint the additional Independent Manager(s).

Section 3.10 Independent Manager Compensation. Any or all Independent Managers may receive such reasonable and customary compensation for their services, whether in the form of salary or otherwise, with expenses, if any, as the Administrator may reasonably determine.

Section 3.11 Liability of Independent Managers. To the fullest extent permitted by applicable law, no Person will be personally liable to the Company, the Member or any Holder for any breach of its duties as Independent Manager except for acts or omissions which involve intentional misconduct, gross negligence or a knowing violation of the law.

Section 3.12 Authorized Officers.

(a) Appointment. The Administrator may appoint Authorized Officers of the Company and each Series, who will have the title and authority and perform the duties as the Administrator may delegate to them. Each Authorized Officer will hold office for the term that such Authorized Officer is appointed and until his or her successor is duly appointed and qualified or until his or her death, resignation or removal as provided in this Agreement. No Authorized Officer need be the Administrator, the Member, a Delaware resident, or a United States citizen. The Persons identified on Schedule A are designated the initial Authorized Officers of the Company and each Series, each such Person having the office indicated opposite such Person’s name.

(b) Compensation. The Administrator will fix the reasonable and customary compensation, if any, of the Authorized Officers.

(c) Power to Act for the Company. The Authorized Officers may execute instruments, contracts, agreements and other documents to which the Company (on its own behalf or on behalf of or with respect to a Series) or a Series is a party and any document to be delivered in connection with, or pursuant to, this Agreement (other than actions required to be taken by the Administrator, the Titling Company Registrar or the Member pursuant to this Agreement).

(d) Term; Termination. All Authorized Officers will hold office at the pleasure of the Administrator. If any vacancy occurs in any office, the Administrator may appoint a successor to fill such vacancy.

(e) Removal. The Administrator may remove any Authorized Officer at any time, either for or without cause.

(f) Resignation. Any Authorized Officer may resign at any time upon notice of resignation to the Administrator. Any resignation will be effective immediately unless a date certain is specified for it to take effect, in which event it will be effective upon such date, and acceptance of any resignation will not be necessary to make it effective, irrespective of whether the resignation is tendered subject to such acceptance.

(g) Multiple Offices. Any Authorized Officer may hold two or more offices the duties of which can be consistently performed by the same Person.

(h) Duties and Authority. In addition to the foregoing specifically enumerated duties and authority, the Authorized Officers will perform such other duties and may exercise such further authority as the Administrator may determine or may be assigned to them by any superior Authorized Officer.

(i) Notice to Administrator and Titling Company Registrar. The Administrator will provide prompt notice to the Titling Company Registrar if any additional individual is appointed an Authorized Officer or if any individual will no longer be an Authorized Officer because of such officer’s resignation, removal or otherwise. The Titling Company Registrar will be entitled to rely upon, and will be protected in relying upon, any notice delivered pursuant to this Section 3.12(i).

(j) Liability of Authorized Officers. To the fullest extent permitted by applicable law, no Authorized Officer will be personally liable to the Company, any Series, the Member, any Holder or any other Person bound by this Agreement for any breach of its duties as an Authorized Officer, except for acts or omissions that involve intentional misconduct, gross negligence or a knowing violation of the law.

Section 3.13 Duties of Administrator, Independent Managers and Officers. Except to the extent otherwise provided in this Agreement, the Administrator, each Independent Manager and each Authorized Officer will have a fiduciary duty of loyalty and care similar to that of directors and officers of for profit business organizations organized under the General Corporation Law of the State of Delaware.

Section 3.14 Special Member. Upon the occurrence of any event that causes the last remaining Member to cease to be a member of the Company (other than upon continuation of the Company without dissolution upon (i) an assignment by such Member of all of its limited liability company interest in the Company and the admission of the transferee or (ii) the resignation of such Member and the admission of an additional member of the Company), each Person acting as an Independent Manager pursuant to Section 3.3(b) shall, without any action of any Person and simultaneously with such Member ceasing to be a member of the Company, automatically be admitted to the Company as a Special Member and shall continue the Company without dissolution. No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement, and (ii) such successor has also accepted its appointment as Independent Manager pursuant to Section 3.3(b); provided, however, a Special Member shall automatically cease to be a member of the Company upon the admission to the Company of a substitute Member. Each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company or any Series and has no right to receive any distributions of Company or Series assets. Pursuant to Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company or any Series and shall not receive a limited liability company interest in the Company or any Series. A Special Member, in its capacity as Special Member, may not bind the Company or any Series. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company or any Series, including, without limitation, the merger, consolidation, division or conversion of the Company. In order to implement the admission to the Company of each Special Member, each Person acting as an Independent Manager pursuant to Section 3.3(b) shall execute a counterpart to this Agreement. Prior to its admission to the Company as Special Member, each Person acting as an Independent Manager pursuant to Section 3.3(b) shall not be a member of the Company. For the avoidance of doubt, any Independent Manager that is admitted as a Special Member shall also continue in his or her role as Independent Manager.

ARTICLE IV

SERIES INTERESTS; UNALLOCATED ASSETS

Section 4.1 Designation of the Series Interests; Unallocated Assets.

(a) The Member may from time to time, pursuant to a Series Supplement, establish and form one or more separate series of limited liability company interests of the Company within the meaning of Section 18-215 of the Act (each, a “Series” or “Series Interest” and the Titling Company Assets allocated thereto and associated therewith, “Series Assets”) to and with which all or any portion of the then Unallocated Assets are allocated and associated, all without the consent of any Holder or any other Person. Upon allocation to and association with a Series Interest, the related Series Assets shall no longer be Unallocated Assets. In connection with the establishment and formation of a Series Interest pursuant to this Section 4.1(a) (other than the Unallocated Assets Series), the Company will issue to, or to the order of, the Holder of such Series Interest one or more certificates that, at any time, will collectively represent all of such Series Interest (each such certificate, a “Certificate” or a “Series Certificate”).

(b) The Titling Company Assets that are not allocated to and associated with a Series established pursuant to Section 4.1(a) shall constitute the Unallocated Assets, and shall be allocated to and associated with the Unallocated Assets Series. For the avoidance of doubt the Unallocated Assets Series shall be a separate Series Interest. The Unallocated Assets Series shall initially be represented by one certificate (the “Unallocated Assets Certificate”) registered in the name of NILT representing 100% of the Unallocated Assets Series.

(c) To establish and form a new Series Interest, on or prior to the Series Issue Date with respect to any Series Interest, the Member will deliver to the Titling Company Registrar a notice (each, a “Series Designation Notice”), which may be in the form of a Series Supplement (rather than a separate notice), setting forth the terms of such Series Interest, including:

(i) the date that the related Series Interest will be issued which, in the case of any Series Interest issued in connection with the Conversion on the date hereof, shall be the date hereof (the “Series Issue Date”);

(ii) that (A) additional Leases and Leased Vehicles may be allocated to and associated with such Series Interest (any such Series Interest, a “Revolving Series Interest”) or (B) no additional Leases and Leased Vehicles may be allocated to and associated with such Series Interest (any such Series Interest, a “Fixed Series Interest”);

(iii) that the Certificates representing such Series Interest will collectively represent the entire Series Interest and either (A) will be issued in more than one class (each, a “Class”) having different rights with respect to the related Series Assets and specifying the terms of each such Class (in which case the Series Designation Notice will also set forth the proposed or expected tax treatment of such multiple Classes of the Series) or (B) will be issued only in a single Class;

(iv) the Persons to whom the Certificates of such Series Interest initially will be issued;

(v) except in the case of any Series Interest issued in connection with the Conversion on the date hereof, the first date as of which Collections on the related Series Assets will be allocated to and associated with such Series Interest (the “Series Cutoff Date”); and

(vi) a schedule listing the Leases and Leased Vehicles to be initially allocated to and associated with such Series Interest or, in connection with the conversion of the Titling Trust to the Company on the date hereof, a schedule listing the Leases and Leased Vehicles that will be allocated to and associated with such Series as of the date of such conversion (a “Schedule of Leases and Leased Vehicles”).

On the Series Issue Date for a Series Interest, the Company will issue the related Certificates to the Persons named in the Series Designation Notice for such Series Interest. The Company will provide notice of each such issuance to the Titling Company Registrar, and the Titling Company Registrar will record such issuance in the Certificate Register. Each Series Supplement will be substantially in the form of Exhibit A, with such additions, deletions or other modifications thereto upon which the Member and the related Holder may agree.

(d) All Leases, Leased Vehicles and other Titling Company Assets will be allocated to and associated with Series Interests, and no Titling Company Asset may at any time be allocated to and associated with more than one Series Interest (without limiting the right of more than one Series Interest to be a beneficiary of, or named as the loss payee or additional insured with respect to, any insurance policy).

(e) In accordance with Section 18-215 of the Act, the Administrator, acting on behalf of the Company, the Member and the Holders, will maintain separate and distinct records for each Series and the Company generally. The Series Assets allocated to and associated with a Series Interest will be accounted for separately from the Series Assets allocated to and associated with each other Series Interest or any assets of the Company generally. To the fullest extent permitted by law, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series Interest will be enforceable against the Series Assets allocated to and associated with such Series Interest only, and not against the assets of the Company generally or the Series Assets allocated to and associated with any other Series Interest and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Company generally or any other Series Interest will be enforceable against the Series Assets allocated to and associated with such Series Interest.

(f) Each Security and each Undertaking will include a recitation limiting the obligation represented by such Security or Undertaking to the Series in connection with which the Security or Undertaking was issued or entered into. Except as provided in Section 8.1(a), neither the Unallocated Assets Series nor any Unallocated Assets Certificate shall be transferred or assigned and, to the fullest extent permitted by applicable law, any such purported transfer or assignment shall be deemed null, void and of no effect under this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, the Unallocated Assets Series or one or more Unallocated Assets Certificates may be pledged in connection with a Securitized Financing, and a security interest therein granted, and may be transferred or assigned absolutely to or by the pledgee thereof solely in connection with the exercise of remedies with respect to an event of default under or with respect to such Securitized Financing; provided, that any such pledgee must (i) give a non-petition covenant substantially similar to that set forth in Section 11.10 and (ii) execute an agreement in favor of the Holders from time to time of any Series Certificates to release all Claims to the related Series and, in the event that such release is not given effect, to subordinate fully all Claims such pledgee may be deemed to have against such Series. In addition, each Certificate will include a recitation of the foregoing limitations with respect to any related Security or Undertaking. Notwithstanding the foregoing provisions of this clause (f), the failure to include such a recitation, acknowledgement and/or agreement in any Security or Undertaking to which the Company (on its own behalf or on behalf of or with respect to a Series) or a Series is a party will not affect the Company’s or such Series’ power and authority or authorization to issue or enter into such Security or Undertaking.

(g) No Series or Series Certificate shall be transferred or assigned except to the extent specified in this Agreement or in any related Series Supplement and, to the fullest extent permitted by applicable law, any such purported transfer or assignment other than as so specified shall be deemed null, void and of no effect under this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, any Series Certificate and the Series Interest evidenced thereby may be (i) transferred, assigned or pledged to any Special Purpose Affiliate or (ii) transferred, assigned or pledged by the Holder thereof or a Special Purpose Affiliate to or in favor of (A) a trustee for one or more trusts, (B) a Registered Pledgee or (C) one or more other entities, in either case solely for the purpose of securing or otherwise facilitating one or more Securitized Financings. Notwithstanding the foregoing, the related transferee, assignee or pledgee in each case must (i) give a non-petition covenant substantially similar to that set forth in Section 11.10 and (ii) execute an agreement in favor of each Holder from time to time of an Unallocated Assets Certificate and any Other Series Certificate to release all Claims against the Unallocated Assets Series and the related Other Series, respectively, and, in the event such release is not given effect, to subordinate fully all Claims it may be deemed to have against the Unallocated Assets Series or such Other Series, as the case may be. In addition, each Certificate will include a recitation of the foregoing limitations with respect to any related Security or Undertaking. Notwithstanding the foregoing provisions of this clause (g), the failure to include such a recitation in any Security or Undertaking to which the Company (on its own behalf or on behalf of or with respect to a Series) or a Series is a party will not affect the Company’s or such Series’ power and authority or authorization to issue or enter into such Security or Undertaking.

(h) Each Security and each Undertaking will include a recitation to the effect that each holder of or party to such Security or Undertaking will covenant and agree that prior to the date which is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against, the Member, the Company, any Special Purpose Affiliate, any Beneficiary, any general partner of a Beneficiary or of a Special Purpose Affiliate that is a partnership, any member of a Beneficiary or Special Purpose Affiliate (or any of their respective general partners)

that is a limited liability company or any trustee of a Beneficiary or Special Purpose Affiliate that is a trust, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or state bankruptcy or similar law. Notwithstanding the foregoing provisions of this clause (h), the failure to include such a recitation in any Security or Undertaking to which the Company (on its own behalf or on behalf of or with respect to a Series) or a Series is a party will not affect the Company’s or such Series’ power and authority or authorization to issue or enter into such Security or Undertaking.

(i) Effective as of the effectiveness of the Conversion, each Trust SUBI in the Titling Trust (other than any Trust SUBI terminated at the written direction of the Holder (with the written consent of the Registered Pledgee) on the Conversion Date) shall automatically be converted to a separate Series Interest, and the Leases and Leased Vehicles and other assets allocated to such Trust SUBI shall automatically be allocated to and associated with such Series Interest. In connection with the foregoing, each related certificate representing the Trust SUBI automatically shall be extinguished and cancelled as of the effective time of the Conversion and shall be surrendered to or at the direction of the Company. Promptly after the date of this Agreement, the Company shall deliver, or cause to be delivered, to each Holder (or its Registered Pledgee), as the successor holder of the converted Trust SUBI, a duly executed Series Certificate. In furtherance of the foregoing, the Member shall deliver to the Titling Company Registrar (with a copy to each applicable Holder and Registered Pledgee) a Series Supplement with respect to each Series Interest resulting from the conversion of the related Trust SUBI, concurrently with the execution and delivery of this Agreement.

(j) Effective as of the effectiveness of the Conversion, the Trust UTI in the Titling Trust shall automatically be converted to the Unallocated Assets Series and the Leases and Leased Vehicles and other assets allocated to the Trust UTI shall automatically be allocated to and associated with the Unallocated Assets Series. In connection with the foregoing, the certificate representing the Trust UTI automatically shall be extinguished and cancelled as of the effective time of the Conversion and shall be surrendered to or at the direction of the Company. In furtherance of the foregoing, the Administrator shall deliver to the Titling Company Registrar an Unallocated Assets Supplement with respect to the Unallocated Assets Series resulting from the conversion of the Trust UTI concurrently with the execution and delivery of this Agreement.

(k) For all purposes of the Act, this Agreement, together with each Series Supplement and Series Designation Notice, shall constitute the “limited liability company agreement” of the Company within the meaning of the Act. Notwithstanding any other provision of this Agreement, the terms and provisions of each Series Supplement and Series Designation Notice may have the effect of altering, supplementing or amending the terms and provisions of this Agreement with respect to the Series governed or established thereby, but shall not alter, supplement or amend the terms of this Agreement with respect to any other Series. To the extent that any of the terms or provisions of a Series Supplement or Series Designation Notice conflict with any of the terms or provisions of this Agreement, the terms or provisions of such Series Supplement or Series Designation Notice shall control with respect to such Series.

Section 4.2 Capital Contributions. The Holder of any Series may make capital contributions to the Company, and any such capital contributions will be allocated to and associated with the related Series Interest. Additionally, the Member may make capital contributions to the Company, and such capital contributions will be allocated to and associated with the Unallocated Assets Series.

Section 4.3 Allocation of Series Assets; Servicing Agreements.

(a) Holder Responsible for Servicing Series Assets. Each respective Holder will cause the Series Assets allocated to and associated with its respective Series to be administered, managed and controlled pursuant to a Servicing Agreement. Each Holder may engage, or cause the Company (on its own behalf or on behalf of or with respect to such Series) or such Series to engage, one or more servicers to administer, manage and control the Series Assets allocated to and associated with such Series; provided, that NMAC shall be the initial Servicer for all Series Interests outstanding as of the date of this Agreement, including the Unallocated Assets Series. The terms and conditions under which any Servicer will perform such functions will be set forth in a Servicing Agreement appointing such Servicer. The Company (on its own behalf or on behalf of or with respect to such Series) or the applicable Series will be a party to or execute an acknowledgment and acceptance of each Servicing Agreement and of the appointment of the Servicer.

(b) Rights of Administrator With Respect to Series Interests. The Administrator, subject to Section 7.1(e) and the rights of any related Registered Pledgee and to the terms of the related Series Supplement or other Securitized Financing Document, the related Servicing Agreement and any other document to which the related Series Interest is subject, will have the exclusive right to administer, manage, and control each Series, including the right to, at any time and, for any reason or for no reason to:

(i) cause the Company (on its own behalf or on behalf of or with respect to the applicable Series) or such Series to assign or otherwise transfer any related Specified Leases, Specified Leased Vehicles or other Series Assets to, or to the order of, the Holder;

(ii) cause the Company (on its own behalf or on behalf of or with respect to the applicable Series) or such Series to (A) retitle any Leased Vehicle allocated to and associated with the related Series Interest in the name of the Holder or any Person designated by such Holder, (B) note a lien on the Certificate of Title therefor in the name of the Holder or any Person designated by such Holder, or (C) transfer possession of any related Certificate of Title to the Holder or any Person designated by such Holder free and clear of the interest of the Company and such Series;

(iii) receive or direct the application of all Collections on the related Series Assets;

(iv) designate, remove and direct the actions of the related Servicer and specify the terms of the related Servicing Agreement in accordance with Section 4.3(a);

(v) cause the Company (on its own behalf or on behalf of or with respect to the applicable Series) or such Series to accept assignment of title to Leases and Leased Vehicles (or instruct the related Servicer, as their agent, to so direct the Company) for allocation to and association with such Series Interest (if designated as a Revolving Series Interest) in accordance with Section 4.3(c); and

(vi) cause the Company to reallocate and re-associate any related Specified Leases, Specified Leased Vehicles or other Series Assets to the Unallocated Assets Series or a different Series Interest in accordance with Section 4.3(d).

(c) Subsequent Addition of Series Assets to Revolving Series Interests. The Administrator will, or will cause the related Servicer to, identify in accordance with Section 4.3(f) any Leases, Leased Vehicles or other assets that have been acquired or are to be acquired by the Company for allocation to and association with a Revolving Series Interest, and provide to the applicable Holder(s) the following information with respect to any such assets:

(i) the Revolving Series Interest to which such Leases, Leased Vehicles or other assets have been or are to be allocated and associated;

(ii) the date on which such assets have been or are to be allocated to and associated with such Revolving Series Interest; and

(iii) the date as of which Collections on such assets will be allocated to and associated with such Revolving Series Interest.

Effective as of the date set forth in any notice of the foregoing, the Leases, Leased Vehicles or other assets identified therein will be Series Assets allocated to and associated with the applicable Revolving Series Interest.

(d) Assignment and Transfer of Series Assets from the Company. The Administrator will, or will cause the related Servicer to, identify in writing (which may be electronically) in accordance with Section 4.3(f) any Series Assets that have been allocated to and associated with a Series and that are to be assigned or otherwise transferred by the Company (on its own behalf or on behalf of or with respect to the applicable Series) or such Series to a Person other than the Company (on its own behalf or on behalf of or with respect to a Series), and provide to the applicable Holder(s) the following information with respect to such Series Assets:

(i) the Series Interest from which the Series Assets have been or are to be assigned or otherwise transferred;

(ii) the Assignment Date; and

(iii) the date as of which Collections on such Series Assets will cease to be allocated to and associated with such Series Interest.

Effective as of the Assignment Date set forth in any Assignment Notice, the Series Assets identified therein will cease to be Titling Company Assets. The effectiveness of an Assignment Notice that is delivered with respect to any Series Interest will be subject to the rights of any Registered Pledgees with respect to such Series Interest.

(e) Reallocation of Series Assets from One Series Interest to Another Series. The Administrator will, or will cause the related Servicer to, identify in writing (which may be electronically) in accordance with Section 4.3(f) any Series Assets allocated to and associated with a Series Interest that have been or are to be reallocated to and associated with another existing Series Interest, and provide to the applicable Holder(s) the following information with respect to such Series Assets:

(i) the Series Interest from which the Series Assets have been or are to be reallocated and associated;

(ii) the Series Interest to which the Series Assets have been or are to be reallocated and associated, as applicable;

(iii) the Reallocation Date; and

(iv) the date as of which Collections on such Series Assets will be allocated to and associated with the Series Interest to which such Series Assets have been or are to be reallocated and associated.

Effective as of the Reallocation Date set forth in any Reallocation Notice, the Leases, Leased Vehicles or other assets identified therein will be reallocated to and associated with the Series Interest set forth in the Reallocation Notice. The effectiveness of a Reallocation Notice that is delivered with respect to any Series Interest will be subject to the rights of any Registered Pledgees with respect to such Series Interest.

(f) Identification of Assets. In identifying Leases, Leased Vehicles and other assets to be allocated, acquired, assigned, transferred or reallocated pursuant to Section 4.1(b) and Sections 4.3(c), (d) or (e), the Administrator will identify:

(i) Leases by account number;

(ii) Leased Vehicles by vehicle identification number; and

(iii) any other Titling Company Assets by such description in such form that will permit the Titling Company Registrar to identify such Titling Company Assets separately from any other Titling Company Assets.

(g) Reporting to Holders. The Administrator (or the related Servicer on its behalf) will report to the applicable Holder(s) (with a copy to the Titling Company Registrar) with respect to assets acquired, assigned, transferred, or reallocated pursuant to Section 4.3(c), (d) and (e) at such times, in such manner and in such form as may be agreed to from time to time by the Administrator (or the related Servicer on its behalf) and such Holder(s), which may include any electronic means.

Section 4.4 Titling Company Accounts.

(a) The Member or the Administrator, for the benefit of the Company or any applicable Series, may establish and maintain in the name of the Company (on its own behalf or on behalf of or with respect to the applicable Series) or such Series, such separate Company Accounts as are necessary from time to time, bearing a designation clearly indicating that the funds deposited therein are held by the Company (on its own behalf or on behalf of or with respect to the applicable Series) or such Series.

(b) If so specified in any Series Supplement, Servicing Agreement or Securitized Financing Document, the Administrator shall in the manner so specified establish and maintain with respect to each Series, one or more separate deposit accounts or securities accounts for the benefit of the Holder of the related Series (any such account, a “Series Account”). The Servicer may make deposits into, make disbursements from and direct the investment of funds in such Series Accounts in accordance with the terms of this Agreement, any Servicing Agreement, any Securitized Financing Document or any other document to which the related Series Assets are subject.

ARTICLE V

THE CERTIFICATES

Section 5.1 Authentication and Delivery; Form.

(a) Each Certificate will be substantially in the form set forth in Exhibit B, subject to modifications as required or permitted by this Agreement or the related Series Supplement. Each Certificate will be executed by manual or electronic signature by an Authorized Officer of the Company on behalf of the Company, and shall be authenticated by the Titling Company Registrar upon receipt of a written direction from the Company. Each Certificate bearing the manual or facsimile signatures of individuals who were authorized to sign on behalf of the Company or the Titling Company Registrar at the time when such signatures were affixed will be valid and binding Certificates representing such Series Interests notwithstanding that any or all of such individuals may have ceased to be so authorized prior to or did not hold such offices at the date of execution, authentication and delivery of such Certificate or thereafter.

(b) Certificates may be typewritten or produced by any other method, all as determined by the Company, as evidenced by the Company’s execution of such Certificates.

(c) No Person may acquire or receive any Certificate, any Series Interest, or become a Holder unless:

(i) such Person is not acquiring its Series Interest through an “established securities market” within the meaning of section 7704(b) of the Code; and

(ii) after giving effect to such acquisition or receipt, there are no more than 80 beneficial owners for U.S. federal income tax purposes of the Company or portion thereof (including for this purpose the Company and all Series together in aggregate), and including indirectly beneficial owners holding through entities that are PTP Pass-Through Entities and further including holders of debt or any similar financial instrument secured by an interest in a Series (or Certificate or Series Interest) for which a “will”-level opinion of nationally recognized tax counsel confirming the characterization of such instrument as debt for U.S. federal income tax purposes, was not rendered.

For purposes of this clause (c), a “PTP Pass-Through Entity” is any Person that is for U.S. federal income tax purposes a partnership, grantor trust, or S Corporation (or disregarded as an entity separate from but owned by such an entity) as to which, after giving effect to such acquisition or receipt, 50 percent or more of the value of each beneficial ownership interest in such entity (or its owner in the case of a disregarded entity) is at any time attributable to such entity’s interest in the Company (without regard to any Series) or any Series (taking into account debt or financial instruments described in clause (c) above). This Section 5.1(c) shall be applied with the intent to satisfy Section 301.7704-1(h) of the Treasury Regulations, and where any transfer of a Certificate or interest in the Company or a Series would not otherwise be allowable by reason of failing any of the tests in this Section 5.1(c) such transfer shall nonetheless be allowed if the Member has received an opinion of nationally recognized tax counsel to the effect that such transfer will not cause the Company or any Series to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

(d) Notwithstanding that a transfer to a Person may be permissible pursuant to subsection (c), such transfer shall not be permitted unless such Person is not subject to withholding under sections 1441, 1442 or 1446 with respect to payments, distributions and allocations from the Company or a Series.

Section 5.2 Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Titling Company Registrar, or the Titling Company Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Titling Company Registrar such security or indemnity as may be required by it to indemnify and hold it harmless, then the Company will execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a replacement Certificate of the same Class and Series Interest, which replacement Certificate shall be authenticated by the Titling Company Registrar upon receipt of a written direction from the Company. Such substitute Certificate will constitute for all purposes a substitute for the original Certificate and the original Certificate will be deemed canceled and the books and records of the Titling Company Registrar will indicate such cancellation. Any replacement Certificate will be delivered to the Holder of the applicable Series. However, if there is a Registered Pledgee of such Certificate, then a replacement Certificate will be delivered to the Registered Pledgee if the Notice of Registered Pledge so provides.

Section 5.3 Persons Deemed Holders. Prior to due presentation of a Certificate for registration of transfer, the Titling Company Registrar will regard the Person in whose name such Certificate is registered as the Holder for all purposes. The Holder of any Certificate may covenant or enter into agreements with other Persons with respect to the exercise of any or all of its rights as Holder of such Certificate and, subject to Section 5.4(e), upon receipt of notification of such arrangements by the Titling Company Registrar (with a copy to the Administrator), such Persons will be treated as Holders in accordance with and to the extent provided in such agreement.

Section 5.4 Registration of Transfer and Exchange of Certificates.

(a) The Titling Company Registrar will keep or cause to be kept, at the office or agency maintained pursuant to Section 5.5, a Certificate Register that, subject to such reasonable regulations as it may prescribe, the Titling Company Registrar will provide for the registration of Certificates and of transfers and exchanges of Series Interests. The Titling Company Registrar will not register any transfer, sale, assignment, hypothecation, pledge or other conveyance of any Series Interest unless the request for such transfer, sale, assignment, hypothecation, pledge or other conveyance is accompanied by either (i) in the case of a conveyance that constitutes a Registered Pledge, a Notice of Registered Pledge and the other documentation required under Sections 5.4(e) and 5.7 or (ii) in the case of any other conveyance of a Series Interest subject to a Registered Pledge, evidence that the related Registered Pledgees have consented to such conveyance.

(b) Upon surrender for registration of transfer of any Certificate to the Titling Company Registrar at its Corporate Trust Office, an Authorized Officer of the Company will execute, authenticate, and deliver, in the name of the designated transferee or transferees, one or more new Certificates in a like aggregate amount dated the date of authentication by the Titling Company Registrar.

(c) Every Certificate presented or surrendered for registration of transfer or exchange will be accompanied by an instrument of transfer or exchange in form satisfactory to the Titling Company Registrar duly executed by the Holder, including, with respect to any Certificate subject to a Registered Pledge, the documentation described in Section 5.4(a)(ii). Each Certificate surrendered for registration of transfer and exchange will be canceled and subsequently disposed of by the Titling Company Registrar.

(d) No service charge will be made for any registration of transfer or exchange of Certificates, but the Titling Company Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(e) Except to the extent specified in this Agreement or in the related Servicing Agreement, Series Interests may be assigned, pledged or otherwise transferred. Any attempted assignment, pledge, or other transfer in violation of this Section 5.4(e) will, to the fullest extent permitted by law, be void from the beginning. In addition, each assignee, pledgee or other transferee must, prior to or contemporaneously with any such assignment, pledge or other transfer, execute an agreement containing a non-petition covenant substantially similar to that set forth in Section 11.10 and deliver to the Administrator, the Titling Company Registrar and the Member an executed copy of such agreement.

(f) The Titling Company Registrar will deliver, or cause to be delivered, a copy of this Agreement to each Person that becomes a Holder or Registered Pledgee upon written request.

Section 5.5 Maintenance of Office or Agency. The Titling Company Registrar will maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Titling Company Registrar in respect of the Certificates and this Agreement may be served. The Titling Company Registrar initially designates its Corporate Trust Office as its office for such purposes. The Titling Company Registrar will give prompt notice to the Member, the Administrator, the Holders and any Registered Pledgees of any change in the location of such office.

Section 5.6 Cooperation with Servicers. The Company will furnish each Servicer with any powers of attorney and such other documents as have been prepared by such Servicer for execution by the Company (on its own behalf or on behalf of or with respect to the applicable Series) or such Series as are necessary or appropriate to enable such Servicer to carry out its duties under the applicable Servicing Agreement.

Section 5.7 Registered Pledge. In the case of a pledge of a Series Interest on or after the date of this Agreement, the Holder will deliver to the Titling Company Registrar (with a copy to the Administrator) a notice of registered pledge substantially in the form of Exhibit C (a “Notice of Registered Pledge”), an executed copy of the related security agreement and any agreements governing the exercise by the pledgee of the rights of a Holder with respect to the applicable Series Interest (any such pledge, a “Registered Pledge”). Each Notice of Registered Pledge will be executed by the Holder of the Certificate evidencing the related Series Interest and each Registered Pledgee of such Certificate and will set forth the following information:

(i) the name of the Holder;

(ii) the name and address of the Registered Pledgee;

(iii) the Series and Class, if applicable, subject to the Registered Pledge;

(iv) any rights of the Holder under this Agreement, the related Series Supplement and the applicable Certificate that the Holder has agreed may be exercised by the Registered Pledgee;

(v) if there is more than one Registered Pledgee of a Series Interest, a brief statement of the relative rights of each Registered Pledgee in such Series Interest; and

(vi) any additional information required by the Administrator or the Titling Company Registrar.

With respect to any pledge of Certificates issued in connection with the conversion of the Titling Trust to the Company on the date hereof, the Member shall provide the Titling Company Registrar with a list of secured parties that are hereby deemed to be Registered Pledgees in form and substance reasonably acceptable to the Titling Company Registrar, and no Notice of Registered Pledge shall be required with respect to such pledge.

Section 5.8 Article 8 Election. The Company irrevocably elects that each limited liability company interest in the Company (including each Series Interest) shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) the corresponding provisions of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995. The Company shall maintain books for the purpose of registering the transfer of limited liability company interests. A transfer of limited liability company interests in the Company shall be effected by registering the transfer upon delivery of an endorsed certificate representing the interests being transferred and otherwise in accordance with Section 5.4. This provision may not be amended, and no such purported amendment to this provision will be effective until all outstanding Certificates have been surrendered for cancellation.

ARTICLE VI

ACCOUNTING AND REPORTS TO HOLDERS

Section 6.1 Accounting and Reports to Holders, the Internal Revenue Service and Others. The Administrator will (a) maintain (or cause to be maintained) the books and records of the Company and each Series, (b) deliver to each Holder and Registered Pledgee such information as may be required by the Code and applicable Treasury Regulations or otherwise, including such information as may be required to enable each Holder and Registered Pledgee to prepare its U.S. federal income tax returns, (c) file (or cause to be filed) any tax returns relating to the Company or any Series and make (or cause to be made) such elections as may be required or appropriate under any applicable law, and (d) cause such tax returns to be signed in the manner required by applicable law.

ARTICLE VII

THE ADMINISTRATOR AND THE TITLING COMPANY REGISTRAR

Section 7.1 Appointment of the Administrator and the Titling Company Registrar; Duties of the Administrator and the Titling Company Registrar.

(a) Appointment of the Administrator and the Titling Company Registrar. The Member appoints NMAC as initial Administrator and U.S. Bank as Titling Company Registrar, and NMAC and U.S. Bank accept such appointments. Each Holder of a Certificate, by acceptance thereof, will be deemed to have consented to the appointment of NMAC as Administrator and U.S. Bank as Titling Company Registrar.

(b) Duties of the Titling Company Registrar. The Titling Company Registrar will perform such duties, and only such duties, as are specifically set forth in this Agreement or in any Series Supplement. To the fullest extent permitted by law, no implied covenants or obligations will be read into this Agreement.

(c) Reliance on Certificates and Opinions. In the absence of bad faith, gross negligence or willful misconduct on its part, each of the Administrator and the Titling Company Registrar may conclusively rely in good faith upon certificates or opinions furnished to the Administrator or the Titling Company Registrar, as the case may be, and conforming to the requirements of this Agreement in determining the truth of the statements and the correctness of the opinions contained therein. However, the immediately preceding sentence will not apply unless the Administrator or the Titling Company Registrar, as the case may be, have examined such certificates or opinions so as to determine compliance of the same with the requirements of this Agreement.

(d) No Duty to Segregate Funds; No Liability for Interest. Subject to Sections 2.1(d), 2.8, 4.1(e) and 4.4, the Administrator is not required to segregate funds received under this Agreement in any manner except to the extent required by applicable law (including Section 18-215 of the Act) and the related Servicing Agreement and may deposit such funds under such general conditions as may be prescribed by applicable law. The Administrator will not be liable to the Company, any Series or any other Person bound by this Agreement for any interest or net investment earnings on any such funds.

(e) Limitation on Direction by Holders. A Holder will not direct the Administrator or the Titling Company Registrar to take any action that:

(i) is inconsistent with any of the Permitted Transactions or any Permitted Agreement;

(ii) would result in the Company’s or any Series’ becoming an association (or publicly traded partnership) taxable as a corporation for U.S. federal income tax purposes or that is otherwise inconsistent with the intended tax characterization of the Company or Series and the Titling Company Assets as set forth in Section 2.6; or

(iii) is otherwise inconsistent with any provision of this Agreement.

Section 7.2 Authorization of the Administrator and Titling Company Registrar. The Administrator and the Titling Company Registrar are authorized and directed to execute and deliver this Agreement and each certificate or other document attached as an exhibit to or contemplated by this Agreement to which the Company is to be a party, in such form as the Administrator may approve.

Section 7.3 Acceptance of Duties; Limitation of Liability.

(a) Except as otherwise provided in this Article VII, the Administrator acts solely as Administrator under this Agreement and not in its individual capacity, and the Titling Company Registrar acts solely as registrar under this Agreement and not in its individual capacity, and, to the fullest extent permitted by law, all Persons having any claim against the Administrator or the Titling Company Registrar by reason of the transactions contemplated by this Agreement will be entitled to payment or satisfaction thereof only in the manner and to the extent set forth in Section 7.9. The Administrator and the Titling Company Registrar agree to perform their respective duties under this Agreement but only upon the terms of this Agreement and each Series Supplement. Each of the Administrator and the Titling Company Registrar also agrees to disburse all moneys received by it constituting part of the Titling Company Assets upon the terms of this Agreement, each Series Supplement and each Servicing Agreement.

(b) To the fullest extent permitted by law, neither the Administrator nor the Titling Company Registrar will be liable or accountable under this Agreement under any circumstances, except that neither the Administrator nor the Titling Company Registrar will be relieved from liability (i) for its intentional misconduct, gross negligence or knowing violation of law, (ii) in the case of the Administrator, for a default in the performance of its duties under this Agreement or (iii) to the extent that the loss or damage giving rise to such liability results from the failure of any representation or warranty contained in Section 7.7 (in the case of the Administrator) or Section 7.6 (in the case of the Titling Company Registrar) to be true and correct in all material respects as of the date as of which such representation or warranty was made (provided, that the exceptions specified in clauses (i), (ii) and (iii) do not limit any other part of this Article VII). In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence), to the fullest extent permitted by law:

(i) neither the Administrator nor the Titling Company Registrar will be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of any Holder delivered pursuant to Section 7.4 with respect to such Holder’s Series Interest;

(ii) neither the Administrator nor the Titling Company Registrar will be liable for any error of judgment made in good faith by an Authorized Officer of such Person unless it is proved that the Administrator or the Titling Company Registrar, as the case may be, was grossly negligent in ascertaining the pertinent facts; and

(iii) neither the Administrator nor the Titling Company Registrar will be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.4.

(c) No provision of this Agreement will require the Titling Company Registrar to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers under this Agreement, if the Titling Company Registrar has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it.

(d) To the fullest extent permitted by law, neither the Administrator nor the Titling Company Registrar will be responsible for or in respect of, and makes no representation as to the validity or sufficiency of, any provision of this Agreement or for the due execution hereof by the Member or for the form, character, genuineness, sufficiency, value or validity of any of the Titling Company Assets or for or in respect of the validity or sufficiency of the Certificates or any related documents, and to the fullest extent permitted by law, neither the Administrator nor the Titling Company Registrar will in any event assume or incur any liability, duty or obligation to any Holder, other than as expressly provided for herein.

(e) To the fullest extent permitted by law, in no event shall the Administrator or Titling Company Registrar be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, acts of war or terrorism, civil or military disturbances, epidemics or pandemics, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications systems or services. Further, to the fullest extent permitted by law, neither the Administrator nor the Titling Company Registrar shall be responsible for special, indirect, punitive or consequential damages.

Section 7.4 Action upon Instruction by Holders.

(a) The Holder of any Series, subject to the rights of the related Registered Pledgee, if any, may direct the Administrator, the Company or the Servicer with respect to the related Series Interest to take action or refrain from taking action with respect to the related Series solely (i) to the extent set forth in the related Series Supplement or Securitized Financing Document and (ii) to the extent such action or inaction would not conflict with the provisions of this Agreement or any document to which the related Titling Company Assets are subject.

(b) Notwithstanding the foregoing, and in accordance with Section 7.3(c), neither the Administrator nor the Titling Company Registrar will be required to take any action or refrain from taking action under this Agreement if the Administrator or the Titling Company Registrar has reasonably determined, or has been advised by counsel, that such action is likely to result in liability on the part of the Administrator or the Titling Company Registrar or is contrary to the terms hereof or is otherwise contrary to applicable law.

(c) Whenever the Administrator or the Titling Company Registrar is unable to decide between alternative courses of action permitted or required by this Agreement, or is unsure as to the application, intent, interpretation or meaning of any provision of this Agreement, the Administrator or the Titling Company Registrar may request an Opinion of Counsel as to such application, intent, interpretation or meaning, or may give notice (in a form appropriate under the circumstances) to the Holders requesting instruction as to the course of action to be adopted, and, to the extent the Administrator or the Titling Company Registrar acts in good faith in accordance with such Opinion of Counsel or any such instruction received from such Holders, as the case may be, the Administrator or the Tilting Company Registrar, as applicable, will not, to the fullest extent permitted by law, be liable on account of such action to any Person bound by this Agreement. If the Administrator or the Titling Company Registrar does not receive an Opinion of Counsel or appropriate instructions within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but will be under no duty to, take or refrain from taking such action that is consistent, in its view, with this Agreement, and as it deems to be in the best interests of the Holders, and, to the fullest extent permitted by law, the Administrator or the Tilting Company Registrar, as applicable, will have no liability to any Person bound by this Agreement for any such action or inaction.

(d) Notwithstanding the foregoing, this Section 7.4 shall not apply with respect to any Material Action to be consented to by the Administrator pursuant to Section 2.8(b).

Section 7.5 Furnishing of Documents. The Administrator will furnish to the Holders and the Titling Company Registrar, promptly upon receipt of a request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Administrator by the Servicer or others.

Section 7.6 Representations and Warranties of the Titling Company Registrar. The Titling Company Registrar represents and warrants to the Member, the Holders and the Registered Pledgees that:

(a) it is a national banking association duly organized and validly existing under the laws of the United States;

(b) it has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

(c) the execution, delivery and performance by it of this Agreement (i) does not violate any provision of any law or regulation governing the banking and trust powers of the Titling Company Registrar or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to the Titling Company Registrar or any of its assets, (ii) does not violate any provision of the corporate charter or by-laws of the Titling Company Registrar, and (iii) does not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties of the Titling Company Registrar pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, violation, default or Lien could reasonably be expected to have a materially adverse effect on the Titling Company Registrar’s performance or ability to perform its duties under this Agreement or on the transactions contemplated in this Agreement;

(d) the execution, delivery and performance by the Titling Company Registrar of this Agreement does not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any Governmental Authority regulating the banking and corporate trust activities of national banking associations; and

(e) this Agreement has been duly executed and delivered by the Titling Company Registrar and constitutes the legal, valid and binding agreement of the Titling Company Registrar, enforceable in accordance with its terms, except as enforceability may be limited by insolvency, bankruptcy, reorganization, or other laws relating to or affecting the enforcement of creditors’ rights and by general equitable principles.

Section 7.7 Representations and Warranties of the Administrator. The Administrator represents and warrants to the Member, the Holders and the Registered Pledgees that:

(a) it is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of formation;

(b) it has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

(c) the execution, delivery and performance by it of this Agreement (i) does not violate any provision of any law or regulation governing the limited liability company powers of the Administrator or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to the Administrator or any of its assets, (ii) does not violate any provision of the governing documents of the Administrator and (iii) does not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties of the Administrator pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, violation, default or Lien could reasonably be expected to have a materially adverse effect on the Administrator’s performance or ability to perform its duties under this Agreement or on the transactions contemplated in this Agreement;

(d) the execution, delivery and performance by the Administrator of this Agreement does not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any Governmental Authority regulating the banking and corporate trust activities of national banking associations; and

(e) this Agreement has been duly executed and delivered by the Administrator and constitutes the legal, valid and binding agreement of the Administrator, enforceable in accordance with its terms, except as enforceability may be limited by insolvency, bankruptcy, reorganization, or other laws relating to or affecting the enforcement of creditors’ rights and by general equitable principles.

Section 7.8 Reliance; Advice of Counsel.

(a) To the fullest extent permitted by law, neither the Administrator nor the Titling Company Registrar will incur liability to any Person bound by this Agreement in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties and need not investigate any fact or matter in any such document. The Administrator and the Titling Company Registrar may accept a certified copy of a resolution of the governing body of any entity as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. If the method of the determination of any fact or matter is not specifically prescribed herein, the Administrator or the Titling Company Registrar, as the case may be, may for all purposes hereof rely on a certificate, signed by an Authorized Officer, the Member, any Holder or by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate will, to the fullest extent permitted by law, constitute full protection to the Administrator or the Titling Company Registrar, as the case may be, for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b) In the performance of its duties and obligations under this Agreement, the Titling Company Registrar: (i) may act directly or through its agents, attorneys, custodians or nominees pursuant to agreements entered into with any of them, and the Titling Company Registrar will not be liable to any Person bound by this Agreement for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees will have been selected by the Titling Company Registrar with reasonable care and (ii) may consult with counsel, accountants and other skilled professionals to be selected with reasonable care and employed by it. To the fullest extent permitted by law, the Titling Company Registrar will not be liable for anything done, suffered or omitted in good faith by it in accordance with any Opinion of Counsel or advice of such accountants or other such skilled professionals and not contrary to this Agreement.

Section 7.9 Compensation and Indemnity.

(a) Each of the Administrator and the Titling Company Registrar will receive as compensation for its services under this Agreement such reasonable fees as separately agreed upon between the Member and the Administrator or the Titling Company Registrar, as the case may be. Each of the Administrator and the Titling Company Registrar will be entitled to be reimbursed by the Member for its reasonable expenses under this Agreement, including the reasonable compensation, expenses and disbursements of such agents, custodians, nominees, representatives, experts and counsel as the Administrator or the Titling Company Registrar, as the case may be, may employ in connection with the exercise and performance of its rights and its duties under this Agreement. Unless otherwise specified in any Series Supplement, the Administrator will pay the fees and expenses of the Titling Company Registrar to the extent such fees and expenses are not paid by the Member.

(b) To the fullest extent permitted by law, the Administrator will indemnify the Titling Company Registrar against any and all loss, liability or expense (including attorneys’ fees and expenses and the costs and expenses of enforcing the indemnity obligations of the Administrator) incurred by it in connection with the administration of this Agreement and the performance of its duties hereunder. The Titling Company Registrar shall notify the Administrator promptly of any claim for which it may seek indemnity. Failure by the Titling Company Registrar to so notify the Administrator shall not relieve the Administrator of its obligations hereunder. The Administrator shall defend or shall cause the Servicer to defend any such claim, and the Titling Company Registrar may have separate counsel. Neither the Administrator, the Member nor any other Person is required to reimburse any expense or indemnify against any loss, liability or expense incurred by the Titling Company Registrar through the Titling Company Registrar’s own willful misconduct, gross negligence or bad faith.

Section 7.10 Resignation or Removal of Administrator and Titling Company Registrar.

(a) To the fullest extent permitted by law, neither the Administrator nor the Titling Company Registrar may resign without the consent of the Member unless the Administrator or the Titling Company Registrar, as the case may be, ceases to be eligible in accordance with the provisions of Section 7.11 or the Administrator or the Titling Company Registrar, as the case may be, is incapable of acting or it is illegal for the Administrator or the Titling Company Registrar, as the case may be, to act.

(b) The Member may remove the Administrator or the Titling Company Registrar (and will remove the Administrator or the Titling Company Registrar in the case of the occurrence of an event described in clause (ii), (iii) or (iv) and will remove the Titling Company Registrar in the case of the occurrence of an event described in clause (i)):

(i) in the case of the Titling Company Registrar, if the Titling Company Registrar ceases to be eligible in accordance with the provisions of Section 7.12 and fails to resign after a request therefor by the Member;

(ii) if the Administrator or the Titling Company Registrar, as the case may be, is subject to a Bankruptcy;

(iii) if the Administrator or the Titling Company Registrar, as the case may be, otherwise is incapable of acting or it is illegal for the Administrator or the Titling Company Registrar, as the case may be, to act;

(iv) if the Administrator defaults in the performance of its duties under this Agreement in any material respect, and after notice of such default by the Member or a Holder, the Administrator does not cure such default within 60 days; or

(v) at its discretion, if the Member determines that such removal would not reasonably be expected to materially adversely affect any Holder or Registered Pledgee (such determination to be evidenced by an Officer’s Certificate delivered by the Member to the Administrator or Titling Company Registrar, as applicable).

(c) If the Administrator or the Titling Company Registrar is removed or if a vacancy exists in the office of Administrator or Titling Company Registrar for any reason, the Member will promptly appoint a successor Administrator or Titling Company Registrar, as applicable, by instrument (one copy of which will be delivered to the outgoing Administrator or Titling Company Registrar, as applicable, so removed, one copy to the successor Administrator or Titling Company Registrar, one copy to each Rating Agency then rating any Securities and one copy to each Registered Pledgee with respect to any Series Interest related to a Security not rated by any Rating Agency). Any successor to the Administrator must have experience with respect to the servicing of motor vehicle leases. Any successor to the Titling Company Registrar must satisfy the requirements of Section 7.12. All costs associated with the resignation or removal of the Administrator or the Titling Company Registrar and the appointment of a successor will be borne by the Member and the Holders of the Certificates pro rata based on the Cash Value of the Series Assets in the related Series. However, if the Member (i) consents to the resignation of the Administrator or the Titling Company Registrar pursuant to Section 7.10(a) or (ii) removes the Administrator or the Titling Company Registrar pursuant to Section 7.10(b)(v), all such costs will be borne exclusively by the Member.

(d) Any resignation or removal of the Administrator or the Titling Company Registrar and appointment of a successor Administrator or Titling Company Registrar pursuant to any of the provisions of this Section 7.10 will not, to the fullest extent permitted by law, become effective until an acceptance of appointment is delivered by the successor Administrator or Titling Company Registrar, as the case may be, upon which, the successor Administrator or Titling Company Registrar, as the case may be, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Administrator or Titling Company Registrar, as the case may be. To the fullest extent permitted by law, if a successor Titling Company Registrar does not take office within sixty (60) days after the resignation or removal of the Titling Company Registrar, such resigning or removed Titling Company Registrar may petition any court of competent jurisdiction for the appointment of a successor Titling Company Registrar.

(e) The predecessor Administrator or Titling Company Registrar, as the case may be, will deliver to the successor Administrator or Titling Company Registrar, as the case may be, all books, records, accounts, documents, statements and monies held by it under this Agreement. The predecessor Administrator or Titling Company Registrar, as the case may be, will execute and deliver such instruments and do such other things as may reasonably be required to fully and certainly vest and confirm in the successor Administrator or Titling Company Registrar, as the case may be, all such rights, powers, duties and obligations. The predecessor Administrator or Titling Company Registrar, as the case may be, will cooperate with the successor Administrator or Titling Company Registrar, as the case may be, in a reasonable manner to ensure that the successor Administrator or Titling Company Registrar, as the case may be, has all books, records, accounts, documents, statements and monies held by it under this Agreement and any other relevant information relating to the Titling Company Assets.

(f) Upon the acceptance by a successor Administrator or Titling Company Registrar, as the case may be, of its appointment pursuant to this Section 7.10, the Member will mail notice of such appointment to each Holder or Registered Pledgee. If the Member fails to mail such notice within 10 days after the successor Administrator or Titling Company Registrar, as the case may be, has accepted its appointment under this Agreement, the successor Administrator or Titling Company Registrar, as the case may be, will cause such notice to be mailed at the expense of the Member.

Section 7.11 Merger or Consolidation.

(a) Any Person that may be merged, converted or consolidated with Titling Company Registrar, or any Person resulting from any merger, conversion or consolidation to which the Titling Company Registrar is a party, or any Person succeeding to all or substantially all of the corporate trust business of the Titling Company Registrar, as the case may be, will be deemed the successor of the Titling Company Registrar, as the case may be, under this Agreement so long as such Person satisfies the requirements of Section 7.12, and without the execution or filing of any instrument or any further act on the part of any of the parties hereto.

(b) Any Person that may be merged, converted or consolidated with Administrator, or any Person resulting from any merger, conversion or consolidation to which the Administrator is a party, or any Person succeeding to all or substantially all of the business of the Administrator, as the case may be, will be deemed the successor of the Administrator, as the case may be, under this Agreement so long as such Person satisfies the requirements of Section 7.10(c), and without the execution or filing of any instrument or any further act on the part of any of the parties hereto.

Section 7.12 Eligibility Requirements for the Titling Company Registrar. The Titling Company Registrar will at all times:

(a) be a corporation or a banking association organized under the laws of the United States or any state thereof;

(b) be authorized to exercise corporate trust powers; and

(c) have, or be a wholly owned subsidiary of an entity that has, a combined capital and surplus of not less than $50,000,000.

Section 7.13 Updating List of Authorized Officers. The Administrator may from time to time designate the individuals who are authorized to act as “Authorized Officers” with respect to the Administrator pursuant to an Officer’s Certificate distributed to the Company and the Member.

ARTICLE VIII

DISSOLUTION; TERMINATION

Section 8.1 Dissolution of the Company; Termination of Series.

(a) The Company will dissolve, and its affairs shall be wound up, upon the earliest to occur of the following: (i) on the final distribution by the Administrator of all moneys or other property constituting Titling Company Assets, (ii) at the direction of the Member so long as no Undertakings are outstanding, (iii) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act, or (iv) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Act. Upon the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company, or that causes the last remaining Member to cease to be a member of the Company (other than upon continuation of the Company without dissolution upon (i) an assignment by such Member of all of its limited liability company interest in the Company and the admission of the transferee, or (ii) the resignation of such Member and the admission of an additional member of the Company), to the fullest extent permitted by law, the personal representative of such member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in the Company, agree in writing (i) to continue the Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that terminated the continued membership of such member in the Company.

(b) A Series shall be terminated, and its affairs wound up, upon the earliest to occur of (i) the dissolution of the Company, (ii) the receipt by the Administrator of direction to such effect signed by the Holder of the related Certificate, with the consent of the Registered Pledgee, if any, or (iii) the entry of a decree of judicial termination of such Series under Section 18-215 of the Act. The termination and winding up of a Series shall not, in it of itself, cause a dissolution of the Company or the termination of any other Series. The termination of a Series shall not affect the limitation on liabilities of such Series or any Other Series provided by this Agreement and the Act. Upon any such termination of a Series Interest, in the event that the Company has not dissolved, the Administrator (at the expense and direction of the related Holder or Registered Pledgee) will reallocate and re-associate the related Series Assets to the Unallocated Assets Series or any other Series, if any, or will, following the satisfaction of the liabilities of such Series in accordance with the Act, distribute to the Holder of the Certificate related to the terminating Series Interest, subject to the rights of any Registered Pledgees, all related Series Assets, including title to the related Specified Leased Vehicles by causing the Certificates of Title with respect thereto to be reregistered in the name of, or at the direction of, such Holder. Upon the dissolution of the Company, following the satisfaction of the liabilities of the Company and applicable Series in accordance with the Act, the Administrator will distribute to each Holder of a Certificate the related Series Assets by causing the Certificates of Title to be reregistered in the name of, or at the direction of, each such Holder.

(c) In the event of dissolution or termination, as applicable, the Company or applicable Series shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company or such Series in an orderly manner), and the assets of the Company or such Series, as applicable, shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act and this Section 8.1.

(d) The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company shall have been distributed in the manner provided for in this Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.

(e) Notwithstanding any other provision of this Agreement, the Bankruptcy of a Member or Special Member shall not cause such Member or Special Member, respectively, to cease to be a member of the Company or any Series and upon the occurrence of such an event, the Company shall continue without dissolution and any applicable Series shall continue without termination.

(f) The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.

ARTICLE IX

AMENDMENTS

Section 9.1 Amendments. This Agreement may be amended or supplemented by written agreement among the Member, the Administrator and the Titling Company Registrar, with the consent of each Holder materially and adversely affected thereby; provided, however, that the consent of a Beneficiary shall not be required if (i)(A) the purpose of such amendment or supplement is to cure any ambiguity, to correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement, to add any provision that provides additional rights to Holders or to ensure that none of the Company or any Series or one or more Beneficiaries or Holders is classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes and (B) such amendment or supplement will not, in the good faith judgment of the Member and the Administrator, materially and adversely affect the interest of any Holder, (ii) an Opinion of Counsel or an Officer’s Certificate is delivered to the Titling Company Registrar to the effect that such amendment or supplement will not materially and adversely affect the interest of any Holder which has not consented to such amendment or (iii) if the Rating Agency Condition is satisfied with respect to such amendment or supplement; provided, further, that any such amendment shall require such additional approvals, if any, as may be required under each related Series Supplement or Securitized Financing. Nothing in this Section 9.1 shall restrict the entry into or apply to any Series Supplement or any Series Designation Notice entered into in accordance with this Agreement (which Series Supplements and Series Designation Notices may, for the avoidance of doubt, alter, supplement or amend the terms of this Agreement with respect to the particular Series notwithstanding the provisions of this Section 9.1 or any other provision of this Agreement).

ARTICLE X

LIABILITIES

Section 10.1 Liabilities.

(a) Holder’s Liability Limited to Related Series Interest. Except to the extent required by law or specified in this Agreement or in the related Series Supplement, Series Assets with respect to a particular Series shall not be subject to Liabilities arising from or with respect to the Company generally, the Member, the Administrator, the Titling Company Registrar, or any Other Series. Except to the extent required by law or specified in this Agreement, no creditor or holder of a claim relating to assets allocated to and associated with any Series shall be entitled to maintain any action against or recover any assets allocated to and associated with any Other Series. Notice of the limitation on inter-series liabilities set forth in Section 2.1(d) shall be set forth in the certificate of formation of the Company as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Act. The statutory provisions of Section 18-215 of the Act relating to limitations on inter-series liabilities (and the statutory effect under Section 18-215 of setting forth such notice in the certificate of formation) shall be applicable to the Company and each Series. To the extent that a Liability shall be incurred or suffered with respect to, or is attributable to, any Titling Company Assets (the “Affected Assets”) allocated to and associated with one or more Series, each such Series shall, from and to the extent of monies from time to time on deposit in the related collection accounts, bear in full such Liability pro rata in the ratio of the aggregate Cash Value of the Affected Assets in all such Series and, in accordance with Section 18-215 of the Act, all Other Series shall bear none of such Liability; provided, however, that to the extent any such Liability is suffered with respect to all Titling Company Assets generally, each Series shall, from and to the extent of monies on deposit in the related Collection Accounts, bear such Liability in proportion to the ratio of the aggregate Cash Value of the Titling Company Assets in such Series to the aggregate Cash Value of all Titling Company Assets. In each case in which more than one Series is to bear any such Liability, the Administrator shall transfer periodically from each related collection account to the other applicable account the share of such Liability borne by each such Series.

(b) Series Assets Not Subject to Liabilities. To the fullest extent permitted by law, none of the Administrator or any other Indemnified Person will have any recourse against the assets of the Company or any Series, including any Series Assets, with respect to any claim that any such Person may have against the Company, any Series or any Holder, Registered Pledgee, Servicer or Affiliate of any of the foregoing.

(c) If, notwithstanding the provisions of this Agreement and Section 18-215 of the Act, a third party claim against the Company or a Series is satisfied out of the Titling Company Assets in proportions other than as provided in Section 10.01(a), then, notwithstanding anything to the contrary contained herein, the Administrator shall promptly identify and reallocate and re-associate (or cause the Titling Company Registrar to identify and reallocate and re-associate) the remaining Titling Company Assets among each Series such that each Series shall bear the expense of such claim as nearly as possible as if such claim had been allocated as provided in Section 10.01(a).

ARTICLE XI

MISCELLANEOUS

Section 11.1 No Legal Title to Titling Company Assets. The Holders will not have legal title to any Titling Company Assets unless such Titling Company Assets are transferred to such Holder in accordance with this Agreement and any related Series Supplement.

Section 11.2 Limitations on Rights of Others. This Agreement is solely for the benefit of the Administrator, the Member, each Registered Pledgee and the Holders, and nothing in this Agreement, whether express or implied, will be construed to give to any other Person any legal or equitable right, remedy or claim in the Company, any Series or the Titling Company Assets or under or in respect of this Agreement or any covenants, conditions or provisions contained in this Agreement.

Section 11.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, by facsimile or electronically by email (if an email address is provided), and addressed in each case as follows: (i) if to the Servicer, at One Nissan Way, Franklin, Tennessee 37067 (email: doug.gwin@nissan-usa.com), Attention: Douglas Gwin; (ii) if to the Member, at One Nissan Way, Franklin, Tennessee 37067 (email: doug.gwin@nissan-usa.com), Attention: Douglas Gwin; (iii) if to the Titling Company Registrar, at 190 South LaSalle Street, 7th Floor, Chicago, IL 60603 (email: brian.kozack@usbank.com), Attention: Nissan-Infiniti LT LLC (iv) if to the Company or any Series, at One Nissan Way, Franklin, Tennessee 37067 (email: doug.gwin@nissan-usa.com), Attention: Douglas Gwin; (v) if to the Administrator, at One Nissan Way, Franklin, Tennessee 37067 (email: doug.gwin@nissan-usa.com), Attention: Douglas Gwin; or (vi) at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto. Delivery shall occur only when delivered by hand or, in the case of mail, email or facsimile notice, upon actual receipt or reported tender of such communication by an officer of the intended recipient entitled to receive such notices located at the address of such recipient for notices hereunder. Any notice to be delivered to any Holder that is a permitted assignee of a Certificate, will be delivered at the address provided to the Administrator by such Person.

Section 11.4 GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES), ALL RIGHTS AND REMEDIES BEING GOVERNED BY SAID LAWS.

Section 11.5 Severability; Conflict with Act; Limitation on Distributions. If any one or more of the covenants, agreements, provisions or terms of this Agreement is held invalid, illegal or unenforceable, then such covenants, agreements, provisions or terms will be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and will in no way affect the validity, legality or enforceability of the other provisions of this

Agreement or of the Certificates or any Securities or the rights of any Holders or holders of Securities. If there is a direct conflict between the provisions of this Agreement and any mandatory provision of the Act, then the applicable provision of the Act will control. Notwithstanding any other provision of this Agreement to the contrary, neither the Company nor any Series shall make any distribution, payment or other transfer of assets to a Member or Holder if such distribution, payment or other transfer would violate the Act or other applicable law.

Section 11.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts will be an original, and all of which counterparts will together constitute one and the same instrument. Executed counterparts may be delivered in physical or electronic form.

Section 11.7 Headings. The headings in this Agreement are included for convenience only and will not affect the meaning or interpretation of any provision of this Agreement.

Section 11.8 Successors and Assigns. All covenants and agreements contained herein are binding upon, and inure to the benefit of, the Member, the Administrator, each Holder, each Registered Pledgee and their respective successors and permitted assigns. Notwithstanding the foregoing, except as otherwise expressly provided herein, the interests of the Member hereunder will not be assigned, pledged, or otherwise transferred unless an Opinion of Counsel, delivered to the Administrator, is rendered (a) that such assignment, pledge or other transfer will not cause the Company to be classified as an association (or publicly traded partnership) taxable as a corporation for U.S. federal income tax purposes and (b) regarding substantive nonconsolidation matters with respect to the Member and the Company. Any attempted assignment, pledge or other transfer in violation of this Section 11.8 will, to the fullest extent permitted by law, be void from the beginning. Any request, notice, direction, consent, instruction, waiver or other instrument or action by a Holder will bind the successors and assigns of such Holder.

Section 11.9 No Recourse. Each Holder by accepting a Certificate acknowledges that such Holder’s Certificate or Certificates represent Series Interests only and does not represent interests in or obligations of the Member, any other Holder, the Titling Company Registrar, the Administrator, the Company generally or any Other Series or any Affiliate thereof and no recourse may be had against such Persons or their assets, except as may be expressly set forth or contemplated in this Agreement or the Certificates.

Section 11.10 No Petition. Each of the parties hereto covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against, the Member, the Company, any Special Purpose Affiliate or any Beneficiary, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or state bankruptcy or similar law.

Section 11.11 Information to be Provided by the Titling Company Registrar. The Titling Company Registrar shall provide the Administrator and the Member (each, a “Nissan Party” and collectively, the “Nissan Parties”) with (i) notification, as soon as practicable and in any event within ten Business Days, of all demands communicated to an Authorized Officer of the Titling Company Registrar for the repurchase or replacement of any Lease or Leased Vehicle pursuant to any Securitized Financing document, and (ii) promptly upon receipt of a written request by a Nissan Party, any other information in its possession reasonably requested by a Nissan Party to facilitate compliance by the Nissan Parties with Rule 15Ga-1 under the Exchange Act and Items 1104(c) and 1121(c) of Regulation AB. In no event shall the Titling Company Registrar be deemed to be a “securitizer” as defined in Section 15G(a) of the Exchange Act, nor shall it have any responsibility for making any filing required to be made by a securitizer under the Exchange Act or Regulation AB.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

NILT LLC,
as Member

By:	/s/ Kevin J. Cullum
Name:	Kevin J. Cullum
Title:	President

NISSAN MOTOR ACCEPTANCE COMPANY LLC, as Administrator

By:	/s/ Kevin J. Cullum
Name:	Kevin J. Cullum
Title:	President

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but
solely as Titling Company Registrar

By:	/s/ Brian W. Kozack
Name:	Brian W. Kozack
Title:	Vice President

Independent Manager Name:

/s/ Kevin P. Burns
Name: Kevin P. Burns

[SIGNATURE PAGE TO NISSAN-INFINITI LT LLC AGREEMENT]

SCHEDULE I

DEFINITIONS

“Act” means the Delaware Limited Liability Company Act (currently Chapter 18 of Title 6, Sections 18-101 through 18-1208 of the Delaware Code), as amended from time to time.

“Adjusted Lease Balance” means, with respect to any Lease and the related Leased Vehicle as of any date, the adjusted capitalized cost (as determined by the Administrator in accordance with its customary practices) minus the aggregate payments actually paid by or on behalf of the related Lessee on or prior to such date that would typically be applied to reduce such capitalized cost.

“Administrator” means NMAC, as manager of the Company and each Series under this Agreement.

“Affected Assets” has the meaning specified in Section 10.1(a).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Assignment Agreement” means an agreement between NMAC (or another finance company) and the Company pursuant to which NMAC (or such finance company) assigns to the Company its rights under each Dealer Agreement described therein.

“Assignment Date” means, with respect to any Series Asset allocated to and associated with any Series Interest, the date as of which such Series Asset is assigned or otherwise transferred pursuant to Section 4.3(d).

“Assignment Notice” means a notice provided to the Administrator pursuant to Section 4.3(d).

“Authorized Officer” means, (a) with respect to the Titling Company Registrar, any officer of the Titling Company Registrar who is authorized to act for the Tiling Company Registrar in matters relating to the Company or any Series, (b) with respect to the Company or any Series, means an officer of the Company or such Series appointed pursuant to Section 3.12 and (c) with respect to the Member or the Administrator, the president, any vice president, the treasurer, any assistant treasurer, the secretary and any assistant secretary of the Member or the Administrator, respectively.

“Bankruptcy” means, with respect to any Person, (A)if such Person (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (iv) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, or (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, or (B) if 120 days after the commencement of any proceeding against the Person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within 90 days after the appointment without such Person’s consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated. The foregoing definition of “Bankruptcy” is intended to replace and shall supersede and replace the definition of “Bankruptcy” set forth in Sections 18-101(1) and 18-304 of the Act.

“Bankruptcy Code” means the United States Bankruptcy Code, as set forth in Title 11 of the United States Code, as amended from time to time.

“Beneficiaries” means, with respect to (i) the Unallocated Assets Series, the Member, and (ii) any Series other than the Unallocated Assets Series, the Holder and any other Person or Persons designated as a Beneficiary of such Series in the related Series Supplement, in each case together with their permitted successors and assigns.

“Business Day” means a day other than a Saturday, a Sunday or other day on which commercial banks located in the states of Delaware, New York, Tennessee, Illinois or, with respect to any Series, any other location of a Servicer, indenture trustee or owner trustee for a Permitted Transaction, are authorized or obligated by law, executed order or governmental decree to be closed.

“Cash Value” means, with respect to any or all Titling Company Assets, as the context may require, on any date, the sum of all cash and the aggregate Adjusted Lease Balance of the Leases comprising such Titling Company Assets on such date.

“Certificate” or “Series Certificate” has the meaning specified in Section 4.1(a).

“Certificate of Formation” has the meaning set forth in the Recitals.

“Certificate of Title” means a certificate of title or other evidence of ownership (which may be in electronic form) of a Leased Vehicle issued by the Registrar of Titles in the jurisdiction in which such Leased Vehicle is registered.

“Certificate Register” means the register maintained pursuant to Section 5.4(a).

“Class” has the meaning specified in Section 4.1(b)(iii).

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collections” means, with respect to any Series Interest, except as otherwise provided in the related Servicing Agreement, all amounts received in respect of the related Series Assets, including all amounts collected from related Lessees on the related Leases, all amounts received with respect to the sale or other disposition of the related Leased Vehicles, all amounts received from Dealers with respect to the related Leases or Leased Vehicles and all Insurance Proceeds of any kind with respect to the related Lessees or Leased Vehicles.

“Company” means Nissan-Infiniti LT LLC, a Delaware limited liability company.

“Company Account” has the meaning set forth in Section 2.5(a).

“Corporate Trust Office” means, with respect to the Titling Company Registrar,

(a) for transfers of Certificates:

U.S. Bank National Association

60 Livingston Avenue

EP-MN-WS2N

Attention: Bondholder Services—Nissan – Infiniti LLC

St. Paul, Minnesota 55107

(b) for all other notices, the office of the Titling Company Registrar, which as of the date of this Agreement is located at:

U.S. Bank National Association

190 South LaSalle Street, Seventh Floor

Chicago, Illinois 60603

Telephone: (312) 332-7821

or at such other address as the Titling Company Registrar may designate by notice to the Administrator, the Member and the Holders.

“Dealer” means a motor vehicle dealer that is party to a Dealer Agreement.

“Dealer Agreement” means an agreement between a Dealer and NMAC, an Affiliate of NMAC, another finance company or the Company, which sets forth the respective rights and obligations of the parties with respect to the origination of lease contracts by the Dealer.

“Fixed Series Interest” has the meaning specified in Section 4.1(c)(ii).

“Governmental Authority” means any nation or government, any State or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Holder” means each holder of a Certificate, as indicated in the Certificate Register. A Holder shall not, solely on account of holding a Certificate or the Series Interest represented thereby, be a member of the Company or any Series.

“Indemnified Person” means each of the Titling Company Registrar, the Beneficiaries, the Holders and any Registered Pledgees, and their respective officers, directors, shareholders, Affiliates, employees and agents.

“Independent Manager” means an individual who was not at any time during the preceding five years (i) a director (other than during his tenure as an Independent Manager of the Company or any Series or as an independent manager or independent director for one or more affiliates of the Company), officer, employee or Affiliate of the Company or any of its affiliates (other than any limited purpose or special purpose corporation or limited liability company similar to the Company or any Special Purpose Affiliate), (ii) a person related to any officer or director of any Affiliate of the Company (other than any limited purpose or special purpose corporation or limited liability company similar to the Company or any Special Purpose Affiliate), (iii) a direct or indirect holder of more than 5% of any voting securities of any Affiliate of the Company, (iv) a person related to a direct or indirect holder of 5% or more of the any voting securities of any Affiliate of the Company, (v) a material creditor, material supplier, family member, manager (other than as an Independent Manager), or contractor of the Company, or (vi) a person who controls (whether directly, indirectly, or otherwise) the Company or its Affiliates or any material creditor, material supplier, employee, officer, director, manager (other than during his tenure as an Independent Manager of the Company or any Series or as an independent manager or independent director for one or more affiliates of the Company), or material contractor of the Company or its Affiliates.

“Lease” means any lease contract or similar arrangement for a Leased Vehicle assigned to the Company (on its own behalf or on behalf of or with respect to a Series) or a Series or entered into between a Lessee and the Company (on its own behalf or on behalf of or with respect to a Series) or a Series.

“Leased Vehicle” means a new or used motor vehicle (including, without limitation, an automobile, sport utility vehicle, minivan, motorcycle or light-duty truck), together with all accessories, parts and additions constituting a part thereof, and all accessions thereto, leased to a Lessee pursuant to a Lease.

“Lessee” means each Person that is a lessee or obligor under a Lease, including any Person that executes a guarantee on behalf of such lessee.

“Lessor” means each Person that is the lessor under a Lease or the assignee thereof, including the Company.

“Liability” means any liability, debt, obligation or expense, including any indemnification obligation.

“Lien” means any security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics’ liens, any liens that attach to property by operation of law and statutory purchase liens to the extent not past due.

“Manufacturer” means the manufacturer or vendor of a motor vehicle.

“Material Action” means to consolidate, merge or divide the Company or any Series with or into any Person, or to institute proceedings to have the Company or any Series be adjudicated bankrupt or insolvent, or consent (or fail to object) to the institution of bankruptcy or insolvency proceedings against the Company or any Series or file a voluntary bankruptcy petition or any other petition seeking, or consent to, reorganization or relief with respect to the Company or any Series under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Series or a substantial part of the property of the Company or any Series, or make any assignment for the benefit of creditors of the Company or any Series, or admit in writing the Company’s or any Series’ inability to pay its debts generally as they become due, or take action in furtherance of any such action, or, to the fullest extent permitted by law, dissolve, terminate or liquidate the Company or any Series.

“Member” has the meaning specified in the Preamble. The term “Member” shall not include any Special Member.

“Notice of Registered Pledge” has the meaning specified in Section 5.7.

“Opinion of Counsel” means a written opinion of counsel who may, except as otherwise expressly provided in the Titling Company Documents or related Securitized Financing Documents, be counsel for a Beneficiary, the Servicer or any of their respective Affiliates (including, in each such case, in-house counsel).

“Other Series” means, with respect to a Series, any Series other than such Series.

“Other Series Assets” means all Series Assets allocated to and associated with an Other Series.

“Other Series Certificate” means a Certificate relating to an Other Series.

“Permitted Agreements” means any Lease, any Series Supplement, any Servicing Agreement, any Series Servicing Supplement, any Securitized Financing Document or other document entered into in connection with or otherwise relating to any Securitized Financing, any assignment of Titling Company Assets or rights relating thereto from any Dealer, Manufacturer or other Person, and any intercreditor agreement relating to any Titling Company Assets or any security interest in property of obligors, each as amended, supplemented or otherwise modified from time to time; provided, however, that no agreement shall be a Permitted Agreement if (a) it contains any financial obligation on the part of the Company that may be satisfied out of Titling Company Assets generally unless a Person other than the Company has agreed to be primarily responsible for such financial obligation in a manner not inconsistent with this Agreement or (b) other than a Lease, it contains any nonfinancial obligation which the Servicer, the Administrator, the Titling Company Registrar or similar service provider has not agreed to perform pursuant to a written agreement.

“Permitted Transactions” means the activities described in Section 2.4 and Section 2.5, including, without limitation, Securitized Financings.

“Person” means any individual, corporation, estate, partnership (or any series thereof), limited liability company (or any series thereof), joint venture, association, joint stock company, trust (including any beneficiary thereof) (or any series thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Rating Agency” means each nationally recognized statistical rating organization that has been requested by any Holder or its agent to rate any class of Securities.

“Rating Agency Condition” means, (i) with respect to any event or action and each Rating Agency rating a class of Securities, either (a) written confirmation (which may be in the form of a letter, a press release or other publication, or a change in such Rating Agency’s published ratings criteria to this effect) by such Rating Agency that the occurrence of such event or action will not cause it to downgrade, qualify or withdraw its rating assigned to the applicable Securities or (b) that such Rating Agency shall have been given notice of such event or action at least ten (10) days prior to such event or action (or, if ten (10) days’ advance notice is impracticable, as much advance notice as is practicable) and such Rating Agency shall not have issued any written notice that the occurrence of such event or action will cause it to downgrade, qualify or withdraw its rating assigned to such Securities and (ii) with respect to any event or action and each class of Securities not rated by any Rating Agency, the prior written consent of the holders (and, if applicable, the Registered Pledgees) of such Securities to the occurrence of such event or action.

“Reallocation Date” means, with respect to any Series Asset allocated to and associated with any Series Interest, the date as of which such Series Asset is reallocated to and associated with an Other Series Interest pursuant to Section 4.3(e).

“Reallocation Notice” means a notice provided to the Administrator pursuant to Section 4.3(e).

“Registered Pledge” has the meaning specified in Section 5.7.

“Registered Pledgee” means, with respect to any Certificate, the Person who is listed in the Certificate Register as the registered pledgee of such Certificate.

“Registrar of Titles” means the applicable department, agency or official in a state responsible for accepting applications and maintaining records relating to Certificates of Title and Liens thereon.

“Revolving Series Interest” has the meaning specified in Section 4.1(c)(ii).

“Schedule of Leases and Leased Vehicles” has the meaning specified in Section 4.1(c)(vi).

“Securitized Financing” means any (i) financing transaction undertaken by a Beneficiary or a Special Purpose Affiliate that is secured by, or payable from (directly or indirectly) Series Assets, a Series or any interest therein and any financing undertaken in connection with the issuance, pledge or assignment of a Series and the related Certificate, (ii) any sale, lease or other transfer by a Beneficiary or a Special Purpose Affiliate of a Series Interest or (iii) any other asset securitization, secured loan or similar transaction involving Series Assets or the Company (on its own behalf or on behalf of or with respect to any Series) or any Series.

“Securitized Financing Documents” means, with respect to a Securitized Financing, each indenture, trust agreement, pooling and servicing agreement, loan agreement, credit agreement, purchase agreement, purchase and sale agreement, fee letter, hedge agreement, administration agreement, servicing agreement, program operating lease, assignment or transfer agreement, supplemental agreement of definitions, security agreement and each other operative document related to such Securitized Financing, each as amended, supplemented or otherwise modified from time to time.

“Security” means, with respect to any Series Interest, any security (including an asset-back note or asset-backed certificate) or loan the payments on which are derived in any material part from or collateralized by Collections received with respect to the related Series Assets.

“Security Deposit” means, with respect to any Lease, the refundable security deposit specified in such Lease.

“Series” has the meaning specified in Section 4.1(a).

“Series Account” has the meaning specified in Section 4.4(b).

“Series Assets” has the meaning specified in Section 4.1(a).

“Series Cutoff Date” has the meaning specified in Section 4.1(c)(v).

“Series Designation Notice” has the meaning specified in Section 4.1(c).

“Series Interest” has the meaning specified in Section 4.1(a).

“Series Issue Date” has the meaning specified in Section 4.1(c)(i).

“Series Servicing Supplement” means any supplement or amendment to, or replacement of, the Titling Company Servicing Agreement, including any separate servicing agreement to the extent that by its terms it supersedes the Titling Company Servicing Agreement, entered into from time to time relating to a particular Series or Series Certificate and the servicing of the related Series Assets, which supplement or amendment sets forth any special responsibilities or obligations the applicable Servicer may be required to undertake in connection therewith.

“Series Supplement” means a supplement to this Agreement entered into in accordance with Section 4.1(c) in connection with the establishment and formation of a Series or the conversion of the Titling Trust to the Company on the date hereof in accordance with Section 4.1(i).

“Servicer” means NMAC (or any successor entity named as such in a Servicing Agreement), and its successors and permitted assigns.

“Servicing Agreement” means, with respect to (i) the Unallocated Assets Series, the Titling Company Servicing Agreement, and (ii) any Series, the Titling Company Servicing Agreement, as supplemented or superseded (to the extent so superseded) with respect to such Series Assets by a Series Servicing Supplement.

“Special Member” means, upon such person’s admission to the Company as a member of the Company pursuant to Section 3.14, a person acting as Independent Manager, in such person’s capacity as a member of the Company. A Special Member shall only have the rights and duties expressly set forth in this Agreement.

“Special Purpose Affiliate” means a special purpose entity that is an Affiliate of a Beneficiary and was created for the purposes of one or more Securitized Financings.

“Specified Lease” means, with respect to any Series Interest, a Lease identified (i) in the Schedule of Leases and Leased Vehicles attached to a Series Supplement with respect to such Series Interest, (ii) in an Allocation Notice as having been added to such Series Interest, or (iii) in a Reallocation Notice as having been reallocated to such Series Interest. However, a Lease will no longer be a Specified Lease with respect to any Series Interest as of the date on which (i) such Lease has been transferred by the Company (on its own behalf or on behalf of or with respect to such Series) or such Series pursuant to Section 4.3(d) or (ii) such Lease has been reallocated to and associated with another Series Interest pursuant to Section 4.3(e).

“Specified Leased Vehicle” means, with respect to any Series Interest, a Leased Vehicle identified (i) in the Schedule of Leases and Leased Vehicles attached to a Series Supplement with respect to such Series Interest, (ii) in an Allocation Notice as having been added to such Series Interest, or (iii) in a Reallocation Notice as having been reallocated to such Series Interest. However, a Leased Vehicle will no longer be a Specified Leased Vehicle with respect to any Series Interest as of the date on which (i) such Leased Vehicle has been transferred by the Company pursuant to Section 4.3(d) or (ii) such Leased Vehicle has been reallocated to and associated with another Series Interest pursuant to Section 4.3(e).

“Titling Company Assets” means: (i) cash capital; (ii) the Leases; (iii) the Leased Vehicles and all proceeds thereof, including (A) payments made in respect of the residual values thereof, (B) proceeds of the sale or other disposition of the Leased Vehicles to Lessees or others upon expiration or termination of the Leases and (C) payments in respect of the Leased Vehicles under any Insurance Policy; (iv) the Certificates of Title; (v) all rights (but not obligations) of the Company (on its own behalf or on behalf of or with respect to any Series), any Series, NMAC and the related Lessors or Dealers with respect to the Leases and the Leased Vehicles, including rights to (A) any incentive or other payments made by any Person to fund a portion of the payments made related to a Lease or a Leased Vehicle and (B) proceeds arising from any repurchase obligations arising under any Dealer Agreement or Assignment Agreement; (vi) any Security Deposit related to a Lease to the extent not payable to the Lessee pursuant to such Lease; (vii) all insurance proceeds and liquidation proceeds; (viii) such other assets as may be designated “Titling Company Assets” in a Series Supplement; and (ix) all proceeds of the items described in clauses (i) through (viii).

“Titling Company Documents” means this Agreement, the Certificate of Formation, any Series Supplement, any Servicing Agreement, any Series Servicing Supplement, each Assignment Agreement and each Permitted Agreement to which the Company (on its own behalf or on behalf of or with respect to a Series) or any Series is a party, each as amended, supplemented or otherwise modified from time to time.

“Titling Company Expenses” means, for any period, all expenses of the Company or any Series other than servicing compensation payable to and expenses incurred by the Servicer, including fees and expenses of the Titling Company Registrar or nominee holder of legal title (excluding Taxes payable in respect of income earned by any thereof), and, if not paid by the Servicer, insurance costs and taxes relating to Titling Company Assets, in each case incurred during or with respect to such period.

“Titling Company Registrar” has the meaning specified in the Preamble.

“Titling Company Servicing Agreement” means the Amended and Restated Servicing Agreement, dated as of April 1, 2021, by and between the Company, NILT LLC, as member, and Nissan Motor Acceptance Company LLC, as servicer.

“Titling Trust” has the meaning specified in the Recitals.

“Treasury Regulations” means the regulations promulgated by the U.S. Department of Treasury pursuant to the Code.

“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

“Unallocated Assets” means the Titling Company Assets that are not allocated to and associated with a Series (other than the Unallocated Assets Series) pursuant to a Series Supplement.

“Unallocated Assets Certificate” has the meaning set forth in Section 4.1(b).

“Unallocated Assets Series” means Nissan-Infiniti LT LLC – Unallocated Assets Series, a designated series of limited liability company interests in the Company. For the avoidance of doubt, the Unallocated Assets Series constitutes a “Series” and “Series Interest” hereunder.

“Unallocated Assets Supplement” means a Series Supplement entered into with respect to the Unallocated Assets Series.

“Undertakings” shall mean the Certificates and the Securities.

“U.S. Bank” means U.S. Bank National Association, a national banking association.

EXHIBIT A

[FORM OF SERIES SUPPLEMENT]

NISSAN-INFINITI LT LLC

SERIES SUPPLEMENT

[        ], 20[    ]

To:	U.S. BANK NATIONAL ASSOCIATION,
as Titling Company Registrar of Nissan-Infiniti LT LLC (the “Company”)

Re:	Designation of [______________]

cc:	[________________], as Registered Pledgee;
Nissan Motor Acceptance Company LLC, as Administrator

Reference is made to the Limited Liability Company Agreement of the Company, dated as of April 1, 2021 (the “Titling Company Agreement”), between, among others, NILT LLC, as member (in such capacity, the “Member”), Nissan Motor Acceptance Company LLC, as manager (in such capacity, the “Administrator”), and U.S. Bank National Association, a national banking association, as Titling Company Registrar (in such capacity, the “Titling Company Registrar”). Unless otherwise defined herein, all capitalized terms will have the meanings ascribed thereto in the [Insert Description of applicable Securitized Financing transaction document][and, if not defined therein, will have the meanings ascribed thereto in the] Titling Company Agreement, which also contains rules as to usage that are applicable herein.

1. Pursuant to Section 4.1(a) of the Titling Company Agreement, a Series Interest of the Company, to be known as the “Nissan-Infiniti LT LLC [_____] Series Interest” (the “[_____] Series Interest”) is hereby established and formed, and there shall be issued Certificate(s) representing the [_____] Series Interest, substantially in the form of Exhibit A, representing the entire [_____] Series Interest.

2. The [_____] Series Interest is a separate protected series of the Company within the meaning of Section 18-215(b) of the Act.

3. Pursuant to Section 4.1(c)(i) of the Titling Company Agreement, the Series Issue Date of the [_____] Series Interest is [_____].

4. Pursuant to Section 4.1(c)(iv) of the Titling Company Agreement, [    ] is designated as the registered Holder of the entire [_____] Series Interest as of the [    ] Series Issue Date, and you are directed execute and deliver to [    ], or to its order, and authenticate, as of the [    ] Series Issue Date, a single Certificate, designated as [    ] Certificate No. [1], which will represent the entire [_____] Series Interest.1

5. The [    ] Series Interest will be a [Fixed Series Interest] [Revolving Series Interest].

[1]	Revise to contemplate multiple step transfer if Series is issued in connection with a Securitized Financing.

6. The [    ] Certificates will be issued as a single class.

7. Pursuant to Section 4.1(c)(v) of the Titling Company Agreement, the Series Cutoff Date for the [    ] Series Interest will be [    ].

8. Rights in Respect of the [    ] Series: Each Holder and Registered Pledgee of the [_____] Series Interest is a third-party beneficiary of this Series Supplement and the Titling Company Agreement insofar as this Series Supplement and the Titling Company Agreement apply to the [_____] Series Interest, the Holders of the [    ] Series Certificate and the Registered Pledgees of the [    ] Series Certificate. Therefore, to the extent references in the Titling Company Agreement to the ability of (i) a “Holder” or “Related Beneficiary” of a Certificate to take any action shall be deemed to refer to the [Name of Holder] acting at its own instigation, as specified in [insert name of Securitized Financing document] or (ii) after the occurrence of certain specified events as set forth in [insert name of Securitized Financing document], a “Registered Pledgee” of a Series Certificate to take any action shall be deemed to refer to [Name of Holder] acting at the direction of the Registered Pledgee upon the instruction of the requisite voting percentage of [holders of Securities], as specified in the [insert name of Securitized Financing document].

9. Transfer Restrictions:

[(a) The [    ] Series Certificate (or the [_____] Series Interest represented thereby) may not be acquired or held by or on behalf of any Benefit Plan Investor. The [    ] Series Certificate (or [_____] Series Interest represented thereby) may not be acquired or held by or on behalf of a Plan that is subject to Similar Law if the acquisition, holding and disposition of the [    ] Series Certificate (or [_____] Series Interest represented thereby) would result in a violation of Similar Law or would result in the assets of the Company being (i) considered plan assets of such plan or (ii) subject to Similar Law.

(b) Notwithstanding any other provision herein, no transfer or assignment of an interest in the [    ] Series Certificate or the [_____] Series Interest represented thereby will be valid, and any such purported transfer or assignment shall, to the fullest extent permitted by law, be deemed null, void, and of no effect herewith, unless the purported transferee first shall have certified in writing to the Titling Company and the Administrator that, for U.S. federal income tax purposes, the transferee is not a partnership, S Corporation (as defined in the Code), or grantor trust having more than one beneficial owner or having a single beneficial owner that is a partnership or S Corporation.

10. [    ] Series Collection Account:

(a) With respect to the [    ] Series, the [Administrator][Servicer], on or prior to the Closing Date, shall establish and maintain in the name of the [Registered Pledgee] until [no obligations with respect to such Series are outstanding], and thereafter in the name of the [Holder], the [    ] Series Collection Account. The [    ] Series Collection Account initially shall be established with the [Holder][Registered Pledgee]. If the [    ] Series Collection Account shall cease to be an Eligible Account or if the [Administrator][Servicer], in its sole discretion, notifies the [Holder][Registered Pledgee] in writing that the [    ] Series Collection Account should be moved, then the [Administrator][Servicer] shall, with the assistance of the [Holder]Registered Pledgee], as

necessary, cause such [    ] Series Collection Account to be moved to an alternate institution selected by the [Administrator][Servicer]. The [    ] Series Collection Account shall be related solely to the [    ] Series and the [    ] Series Assets, and funds therein shall not be commingled with any other monies, except as otherwise provided for in, or contemplated by, the Titling Company Agreement or in the Servicing Agreement. All deposits into the [    ] Series Collection Account shall be made as described in the Servicing Agreement.

(b) On each [Deposit Date and Payment Date], pursuant to the instructions from the [Administrator][Servicer], the [Holder][Registered Pledgee] shall make deposits and withdrawals from the [    ] Series Collection Account as set forth in the [    ] Series Servicing Supplement.

(c) Any transfer of funds to a Holder of a [    ] Series Certificate shall be made as directed pursuant to the [Basic Documents].

11. [Insert provisions related to additional accounts related to the [    ] Series.]

12. [If applicable, insert provisions related to investment of funds in [    ] Series accounts.]

13. [Insert Amendment Provisions applicable to the [    ] Series]

14. Governing Law: THIS [    ] SERIES SUPPLEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES), ALL RIGHTS AND REMEDIES BEING GOVERNED BY SAID LAWS.

15. LLC Agreement: For all purposes of the Act, the Titling Company Agreement, together with each Series Supplement (including this [    ] Series Supplement) and Series Designation Notice, shall constitute the “limited liability company agreement” of the Company within the meaning of the Act. The terms and provisions of each Series Supplement (including this Series Supplement) and Series Designation Notice may have the effect of altering, supplementing or amending the terms and provisions of the Titling Company Agreement with respect to the Series governed or established thereby, but shall not alter, supplement or amend the terms of the Titling Company Agreement with respect to any other Series. To the extent that any of the terms or provisions of a Series Supplement or Series Designation Notice conflict with any of the terms or provisions of the Titling Company Agreement, the terms or provisions of such Series Supplement or Series Designation Notice shall control with respect to such Series. The Holder hereby agrees that it is bound by the Titling Company Agreement.

[SIGNATURE PAGE FOLLOWS]

SCHEDULE I

IN WITNESS WHEREOF, the Member has caused this [ ] Series Supplement to be duly executed and delivered by its officer hereunto duly authorized, as of the date first above written.

NILT LLC,
as Member

By:
Name:
Title:

Acknowledged and Agreed:

[ ]
as Holder

By:

Name:
Title:

SCHEDULE I

SCHEDULE OF LEASES AND LEASED VEHICLES

EXHIBIT B

[Form of Certificate]

NISSAN-INFINITI LT LLC

NISSAN-INFINITI LT LLC – SERIES [_____] CERTIFICATE

Certificate No. [    ]                                                                                                                                                       Percentage: 100%

(This Certificate does not represent an interest in or obligation of Nissan Motor Acceptance Company LLC, U.S. Bank National Association or any of their respective affiliates, except to the extent described below.)

The Series Interest represented by this Certificate shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) the corresponding provisions of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.

THIS CERTIFIES THAT [_____] is the registered owner of 100% of Nissan-Infiniti LT LLC [_____] Series Interest, a designated series of limited liability company interests in Nissan-Infiniti LT LLC, a Delaware limited liability company (the “Company”). The Series Interests represented by this Certificate shall be nonassessable and fully paid.

The Company is a Delaware limited liability company governed by the Limited Liability Company Agreement of the Company, dated as of April 1, 2021 (as supplemented or amended from time to time, the “Titling Company Agreement”), between NILT LLC, as member (in such capacity, the “Member”), Nissan Motor Acceptance Company LLC (“NMAC”) as administrator (in such capacity, the “Administrator”), the Independent Manager (as defined therein), and U.S. Bank National Association, a national banking association, as Titling Company Registrar (in such capacity, the “Titling Company Registrar”). Unless otherwise defined herein, all capitalized terms used but not defined in this Certificate will have the meanings ascribed thereto in the Titling Company Agreement, which also contains rules as to usage that are applicable herein. The Holder agrees that it is bound by the Titling Company Agreement.

This Certificate is one of a duly authorized Certificates representing a Series. This Certificate is issued under and is subject to the Titling Company Agreement and the Amended and Restated Servicing Agreement, dated as of April 1, 2021, between the Company, NILT LLC, as Member and NMAC, as Servicer, as supplemented by that certain [____] Series Servicing Supplement, dated as of [•], between the Company, NILT LLC, as Member and NMAC, as Servicer (collectively, the “Servicing Agreement”). [The [_____] Series Interest represented by this Certificate is issued in connection with the conversion of a Trust SUBI in the Titling Trust to the [____] Series Interest and the Leases and Leased Vehicles and other assets allocated to such Trust SUBI as of the effectiveness of the Conversion have been automatically allocated to and associated with the [____] Series Interest.]

SCHEDULE I

Any rights of the Holder of this Certificate are limited to the Series Interest represented hereby (and will include the right to receive [or direct] the application of all Collections on the related Series Assets pursuant to Section 4.3(b)(iii) of the Titling Company Agreement). The Holder of this Certificate, by acceptance of this Certificate, agrees to release all Claims to the Unallocated Assets and any Other Series Assets, respectively, and, in the event such release is not given effect, to subordinate fully all Claims it may be deemed to have against the Unallocated Assets or such Other Series Assets, as the case may be.

Each Holder and Registered Pledgee of this Certificate, by acceptance of this Certificate or pledge thereof, covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against, the Member, the Company, any Special Purpose Affiliate or any Beneficiary, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or state bankruptcy or similar law. This paragraph shall survive the complete or partial termination of the [____] Series Supplement and the complete or partial resignation or removal of the Servicer.

This Certificate, and the Series Interest represented hereby, may be transferred only in accordance with the Titling Company Agreement.

THIS CERTIFICATE WILL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT WILL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Unless this Certificate is executed by an Authorized Officer of the Company and authenticated by an Authorized Officer of the Titling Company Registrar on behalf of the Titling Company Registrar, this Certificate will not entitle the Holder thereof to any benefit under the Titling Company Agreement or be valid for any purpose.

B-2

IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed.

NISSAN-INFINITI LT LLC

Dated:	_____________________, 2021	By:
Name:
Title:

B-3

TITLING COMPANY REGISTRAR’S CERTIFICATE OF AUTHENTICATION

This is the [____] Series Certificate referred to in the within mentioned [____] Series Supplement.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Titling Company Registrar

By:
Authorized Officer

FORM OF ASSIGNMENT

_______________, 20___

FOR VALUE RECEIVED, the undersigned transfers and assigns unto _______________ the Nissan-Infiniti LT LLC [_____] Series Interest, and all rights thereunder, irrevocably constituting and appointing _________________ as Attorney to transfer said Nissan-Infiniti LT LLC [_____] Series Interest on the books of the Company, with full power of substitution in the premises. The effectiveness of a transfer pursuant to this irrevocable assignment shall be subject to any and all transfer restrictions referenced on the face of the Certificate or in the organizational documents of the subject company, to the extent they may from time to time exist.

Dated: ______________________ By:___________________________

EXHIBIT C

[Form of Notice of Registered Pledge]

NISSAN-INFINITI LT LLC

NOTICE OF REGISTERED PLEDGE

[_______], 20

To:	U.S. Bank National Association, as Titling Company Registrar

cc:	Nissan Motor Acceptance Company LLC, as Administrator

Re:	Pledge of Certificates related to [______] Series to [______]

Reference is made to the Limited Liability Company Agreement of Nissan-Infiniti LT LLC, a Delaware limited liability company (the “Titling Company”), dated as of April 1, 2021 (the “Titling Company Agreement”), between NILT LLC, as member (in such capacity, the “Member”), Nissan Motor Acceptance Company LLC, as administrator (in such capacity, the “Administrator”), U.S. Bank National Association, a national banking association, as Titling Company Registrar (in such capacity, the “Titling Company Registrar”), and the Independent Manager(s) (as defined therein). Unless otherwise defined herein, all capitalized terms will have the meanings ascribed thereto in the Titling Company Agreement, which also contains rules as to usage that are applicable herein.

Each of the undersigned hereby certifies, represents and warrants as follows:

1. Pursuant to Sections 5.4(a), (c) and (e) and Section 5.7 of the Titling Company Agreement, [all of the outstanding Certificates] [Certificates Nos. [__] and [__]] related to the [______] Series[, [Class [__]], and the Series Interests represented thereby (collectively, the “Pledged Interests”), [each] designated pursuant to the Series Supplement dated as of [________], 20__, a true and complete copy of which is attached as Exhibit A, have been pledged by [______] and [______], the [    ] existing registered Holders thereof (collectively, the “Pledgors”), to [______] and [______] (collectively, the “Pledgees”).

2. Attached as Exhibits [B and C] are true and complete copies of the related security agreements and other agreements governing the exercise by the Pledgees of the Pledged Rights with respect to the Pledged Interests: [list documents] (collectively, the “Pledge Documents”).

3. Pursuant to the Pledge Documents, the Pledgors have agreed that the Pledgees may exercise [the following rights: [list rights]][the rights set forth in the Series Supplement] (collectively, the “Pledged Rights”).

4. The pledge of the Pledged Interests by the Pledgors to the Pledgees pursuant to the Pledge Documents, and the exercise by the Pledgees of the Pledged Rights, are each permitted by the Titling Company Agreement, and duly authorized and enforceable by each Pledgee against each Pledgor.

[5. The relative rights of the Pledgees are as follows: [specify if applicable].]

6. Accordingly, you are authorized and directed to cause the Titling Company Registrar to reflect that the Pledgees have become the Registered Pledgees with respect to the Pledged Interests, entitled to exercise the Pledged Rights with respect to the Pledged Interests.

7. [The Administrator will act in accordance with any direction provided by the Registered Pledgee to the Administrator in accordance with Section 7.4 of the Titling Company Agreement.]

8. [Any replacement Certificate with respect to the Pledged Interest will be delivered to the Registered Pledgee.]

IN WITNESS WHEREOF, each of the undersigned has caused this Notice of Registered Pledge to be duly executed and delivered by its respective officer hereunto duly authorized, as of the date first above written.

[_____________], as Pledgor

By:
Name:
[Title:]

[_____________],
as Pledgor

By:
Name:
[Title:]

[_____________],
as Pledgee

By:
Name:
[Title:]:

[_____________],
as Pledgee

By:
Name:
[Title:]

Furthermore, each Pledgee covenants that for a period of one year and one day after payment in full of all distributions to all Holders, Registered Pledgees and holders of Securities pursuant to the terms of the Titling Company Agreement and the related Certificates or Securities, as the case may be, it will not institute against, or join any Person in instituting against the Company any involuntary bankruptcy proceeding, under the laws of the United States or any state of the United States.

[_____________],
as Pledgee

By:
Name:
[Title:]

SCHEDULE A

Initial Authorized Officers of Nissan- Infiniti LT LLC

Name	Office
Kevin J. Cullum	President
Jim DeTrude	Vice President
Victor Pausin	Treasurer
Douglas E. Gwin, Jr.	Assistant Treasurer
David R. Killinger, Jr.	Assistant Treasurer
Sean O’Hara	Assistant Treasurer
Ryan L. Nelson	Secretary
Timothy Hauck	Assistant Secretary

Independent Manager:

Kevin P. Burns

S-1